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PERPETUAL TRUSTEE COMPANY LIMITED
(ABN 42 001 001 007)
Security Trustee

MACQUARIE SECURITISATION LIMITED
(ABN 16 003 297 336)
Manager

PERPETUAL TRUSTEES AUSTRALIA LIMITED
(ABN 86 000 431 827)
Issuer Trustee

THE BANK OF NEW YORK, NEW YORK BRANCH
Note Trustee





SECURITY TRUST DEED
PUMA GLOBAL TRUST NO. 1







                                   CLAYTON UTZ
          Levels 23-35 No 1 O'Connell Street Sydney NSW 2000 Australia
            PO Box H3 Australia Square Sydney NSW 1215 DX 370 Sydney
                    Tel + 61 2 9353 4000 Fax + 61 2 9251 7832
                OUR REF - 174/3323/1537356 CONTACT - TESSA HOSER


            SYDNEY o MELBOURNE o BRISBANE o PERTH o CANBERRA o DARWIN

             Liability is limited by the Solicitors Scheme under the
                      Professional Standards Act 1994 NSW

TABLE OF CONTENTS

1.          DEFINITIONS AND INTERPRETATION........................................................................1

            1.1         Definitions...............................................................................1
            1.2         Sub-Fund Notice and Trust Deed Definitions................................................7
            1.3         Interpretation............................................................................7
            1.4         Incorporation of Annexure................................................................10
            1.5         Issuer Trustee's capacity................................................................10
            1.6         Determination of Outstanding Hedge Money.................................................10
            1.7         Amounts Outstanding......................................................................10
            1.8         Benefit of Covenants under this Deed.....................................................11
            1.9         Obligations Several......................................................................11
            1.10        Incorporated Definitions and other Provisions............................................11

2.          THE SECURITY TRUST...................................................................................11

            2.1         Appointment of Security Trustee..........................................................11
            2.2         Declaration of Security Trust............................................................11
            2.3         Duration of Security Trust...............................................................11
            2.4         Benefit of Security Trust................................................................11
            2.5         Interested Persons Bound.................................................................11
            2.6         Nature of Rights of Secured Creditors....................................................12
            2.7         Security Trustee bound by terms of Option................................................12

3.          PAYMENT OF SECURED MONEYS............................................................................12

            3.1         Covenant in Favour of Security Trustee...................................................12
            3.2         Payments to Secured Creditors............................................................12

4.          CHARGE...............................................................................................12

            4.1         The Charge...............................................................................12
            4.2         Floating Charge..........................................................................12
            4.3         Ranking of Charge........................................................................12
            4.4         Crystallisation of Floating Charge.......................................................12
            4.5         Consent to Dealings......................................................................13
            4.6         Re-Conversion from Fixed into Floating Charge............................................13
            4.7         Replacement of fixed charge over Charged Property........................................13
            4.8         Subsequent dealing.......................................................................13
            4.9         Limit and Prospective Liability..........................................................14

5.          REPRESENTATIONS AND WARRANTIES.......................................................................14

            5.1         By the Issuer Trustee....................................................................14
            5.2         By the Manager...........................................................................15
            5.3         By the Security Trustee..................................................................16

6.          ISSUER TRUSTEE'S AND MANAGER'S COVENANTS.............................................................17

            6.1         Covenants in respect of Charged Property.................................................17
            6.2         General Covenants........................................................................17
            6.3         Dealing in Accordance with Transaction Documents.........................................18
            6.4         Manager Undertaking......................................................................18

7.          EVENTS OF DEFAULT....................................................................................18


8.          RIGHTS AND OBLIGATIONS OF THE SECURITY TRUSTEE FOLLOWING EVENT OF DEFAULT............................20

            8.1         Notify Secured Creditors and Convene Meeting of Voting Secured Creditors.................20


                                                                              i.

            8.2         Extraordinary Resolutions................................................................20
            8.3         Security Trustee to Act in Accordance with Directions....................................20
            8.4         Security Trustee Must Receive Indemnity..................................................21
            8.5         Notice to Issuer Trustee and the Manager.................................................21
            8.6         Manager convenes meeting.................................................................22
            8.7         Notice of Event of Default...............................................................22
            8.8         Notice of action to remedy Event of Default..............................................22

9.          ENFORCEMENT..........................................................................................22

            9.1         Power to Deal with and Protection of the Charged Property................................22
            9.2         Restrictions on Power to Enforce.........................................................22
            9.3         No Obligation to Enforce.................................................................23
            9.4         Limitation on Rights of Secured Creditors................................................23
            9.5         Immaterial Waivers.......................................................................23
            9.6         Acceleration of Secured Moneys following Event of Default................................23

10.         RECEIVERS - APPOINTMENT AND POWERS...................................................................24

            10.1        Appointment of Receiver..................................................................24
            10.2        Joint Receivers..........................................................................24
            10.3        Remuneration of Receiver.................................................................24
            10.4        Indemnification of Receiver..............................................................24
            10.5        Appointment over part....................................................................24
            10.6        Powers of Receiver.......................................................................24
            10.7        Indemnity................................................................................27

11.         POWERS AND PROTECTIONS FOR SECURITY TRUSTEE AND RECEIVER AND POWER OF ATTORNEY.......................27

            11.1        Security Trustee has Powers of Receiver..................................................27
            11.2        Act Jointly..............................................................................27
            11.3        No Liability for Loss....................................................................28
            11.4        No Liability to Account as Mortgagee in Possession.......................................28
            11.5        No Conflict..............................................................................28
            11.6        Contract Involving Conflict of Duty......................................................28
            11.7        Power of Attorney........................................................................28
            11.8        Security Trustee May Make Good Default...................................................29
            11.9        Notice for Exercise of Powers............................................................29
            11.10       Benefit for Receiver etc.................................................................30

12.         PROTECTION OF PERSONS DEALING WITH SECURITY TRUSTEE OR RECEIVER......................................30

            12.1        No Enquiry...............................................................................30
            12.2        Receipts.................................................................................30

13.         APPLICATION OF MONEYS................................................................................30

            13.1        Priority of Payments.....................................................................30
            13.2        Moneys Received..........................................................................33
            13.3        Application of Moneys....................................................................33
            13.4        Investment of Funds......................................................................33
            13.5        Conversion into A$ of Notes denominated in US$...........................................34
            13.6        Application of Currency Swap Termination Proceeds........................................35
            13.7        Satisfaction of Debts....................................................................35

14.         SUPPLEMENTAL SECURITY TRUSTEE PROVISIONS.............................................................35

            14.1        Limitations on Powers and Duties of Security Trustee.....................................35
            14.2        Limitation on Security Trustee's Actions.................................................35
            14.3        Additional Powers, Protections, etc......................................................35
            14.4        Limitation of Liability..................................................................40


                                                                             ii.

            14.5        Dealings with Trust......................................................................40
            14.6        Discretion of Security Trustee as to Exercise of Powers..................................41
            14.7        Delegation of Duties of Security Trustee.................................................41
            14.8        Related Body Corporate of the Security Trustee...........................................41

15.         DUTIES OF THE SECURITY TRUSTEE.......................................................................41

            15.1        Duties of the Security Trustee limited to duties in this Deed............................41
            15.2        Security Trustee's Further Duties........................................................41
            15.3        Issuer Trustee Liable for Negligence etc.................................................42
            15.4        No Liability for Transaction Documents...................................................42
            15.5        Resolution of Conflicts..................................................................42

16.         INDEMNITY BY ISSUER TRUSTEE..........................................................................43

            16.1        Indemnity................................................................................43
            16.2        Extent of Security Trustee's Indemnity...................................................43
            16.3        Costs of experts.........................................................................44
            16.4        Non-Discharge............................................................................44
            16.5        Retention of Lien........................................................................44

17.         MEETINGS OF VOTING SECURED CREDITORS.................................................................44

            17.1        Meetings Regulated by the Annexure.......................................................44
            17.2        Limitation on Security Trustee's Powers..................................................44

18.         CONTINUING SECURITY AND RELEASES.....................................................................44

            18.1        Liability Preserved......................................................................44
            18.2        Issuer Trustee's Liability Not Affected..................................................45
            18.3        Waiver by Issuer Trustee.................................................................45

19.         REMUNERATION AND RETIREMENT OF SECURITY TRUSTEE......................................................45

            19.1        Remuneration.............................................................................45
            19.2        Mandatory Retirement of Security Trustee.................................................45
            19.3        Removal by Manager.......................................................................46
            19.4        Security Trustee May Retire..............................................................46
            19.5        Appointment of Substitute Security Trustee by Secured Creditors..........................47
            19.6        Release of Security Trustee..............................................................47
            19.7        Vesting of Security Trust Fund in Substitute Security Trustee............................47
            19.8        Substitute Security Trustee to Execute Deed..............................................47
            19.9        Current Rating Authorities Advised.......................................................47
            19.10       Costs of Retirement or Removal...........................................................48

20.         ASSURANCE............................................................................................48

            20.1        Further Assurance........................................................................48
            20.2        Postponement or Waiver of Security Interests.............................................48
            20.3        Registration of Charge...................................................................49
            20.4        Caveats..................................................................................49

21.         PAYMENTS.............................................................................................49

            21.1        Moneys Repayable as Agreed or on Demand..................................................49
            21.2        No Set-Off or Deduction..................................................................49

22.         DISCHARGE OF A CHARGE................................................................................49

            22.1        Release..................................................................................49
            22.2        Contingent Liabilities...................................................................50
            22.3        Charge Reinstated........................................................................50


                                                                            iii.

23.         NOTE TRUSTEE.........................................................................................50

            23.1        Capacity.................................................................................50
            23.2        Exercise of rights.......................................................................50
            23.3        Instructions or directions...............................................................50
            23.4        Payments.................................................................................51
            23.5        Notices..................................................................................51
            23.6        Limitation of Note Trustee's Liability...................................................51

24.         AMENDMENT............................................................................................51

            24.1        Amendment by Security Trustee............................................................51
            24.2        Consent required.........................................................................52
            24.3        Consent to Payment Modification in relation to Notes.....................................52
            24.4        No Current Rating Authority Downgrade....................................................52
            24.5        Distribution of Amendments...............................................................52

25.         EXPENSES AND STAMP DUTIES............................................................................52

            25.1        Expenses.................................................................................52
            25.2        Stamp Duties.............................................................................53

26.         GOVERNING LAW AND JURISDICTION.......................................................................53

            26.1        Governing Law............................................................................53
            26.2        Jurisdiction.............................................................................53

27.         NOTICES..............................................................................................53

            27.1        Method of Delivery.......................................................................53
            27.2        Deemed Receipt...........................................................................54

28.         CHARGOR'S LIMITED LIABILITY..........................................................................54

            28.1        Limitation on Issuer Trustee's Liability.................................................54
            28.2        Claims against Issuer Trustee............................................................54
            28.3        Breach of Issuer Trustee.................................................................54
            28.4        Acts or omissions........................................................................55
            28.5        No Authority.............................................................................55
            28.6        No Obligation............................................................................55

29.         MISCELLANEOUS........................................................................................55

            29.1        Assignment by Issuer Trustee.............................................................55
            29.2        Assignment by Manager....................................................................55
            29.3        Assignment by Security Trustee...........................................................55
            29.4        Assignment by Note Trustee...............................................................56
            29.5        Certificate of Security Trustee..........................................................56
            29.6        Continuing Obligation....................................................................56
            29.7        Settlement Conditional...................................................................56
            29.8        No Merger................................................................................56
            29.9        Interest on Judgment.....................................................................56
            29.10       No Postponement..........................................................................56
            29.11       Severability of Provisions...............................................................57
            29.12       Remedies Cumulative......................................................................57
            29.13       Waiver...................................................................................57
            29.14       Consents and Approvals...................................................................57
            29.15       Written Waiver, Consent and Approval.....................................................57
            29.16       Time of Essence..........................................................................57
            29.17       Moratorium Legislation...................................................................57
            29.18       Debit Accounts...........................................................................58
            29.19       Set-Off..................................................................................58


                                                                             iv.

            29.20       Binding on Each Signatory................................................................58
            29.21       Counterparts.............................................................................58





                                                                              v.

SECURITY TRUST DEED MADE AT SYDNEY ON                                      2001.

PARTIES PERPETUAL TRUSTEE COMPANY LIMITED ABN 42 001 001 007 a company incorporated in the Australian Capital Territory and having an office at Level 7, 39 Hunter Street, Sydney, New South Wales (hereinafter included in the expression the "SECURITY TRUSTEE")

                  MACQUARIE SECURITISATION LIMITED ABN 16 003 297 336 a company incorporated in New South Wales and having an office at Level 23, 20 Bond Street, Sydney, New South Wales (hereinafter included in the expression the "MANAGER")

                  PERPETUAL TRUSTEES AUSTRALIA LIMITED ABN 86 000 431 827a company incorporated in Victoria and having an office at Level 7, 39 Hunter Street, Sydney, New South Wales in its capacity as trustee of the PUMA Trust (as hereinafter defined) from time to time (hereinafter included in the expression the "ISSUER TRUSTEE")

                  THE BANK OF NEW YORK, NEW YORK BRANCH, a New York banking corporation acting through its New York branch at 101 Barclay Street, 21W, New York, New York 10286 (hereinafter included in the expression "NOTE TRUSTEE")

RECITALS

A. The Issuer Trustee is the trustee, and the Manager is the manager, of the PUMA Trust.

B. The Issuer Trustee is authorised to enter into this Deed to charge the assets of the PUMA Trust to secure the payment in full of the Secured Moneys to the Secured Creditors of the PUMA Trust.

C. The Note Trustee has been appointed as trustee under the Note Trust Deed to act on behalf of the US$ Noteholders.

D. The Security Trustee has agreed to act as trustee for the benefit of the Secured Creditors of the PUMA Trust on, and subject to, the terms and conditions in this Deed.

THIS DEED PROVIDES

--------------------------------------------------------------------------------
1.          DEFINITIONS AND INTERPRETATION

1.1         DEFINITIONS

            In this Deed, unless the context indicates a contrary intention:

            "A$ NOTEHOLDER" means a Noteholder in respect of an A$ Note.

            "A$ SUBORDINATED BASIC TERM MODIFICATION" means an alteration, addition or amendment to this Deed or to the terms and conditions of the Notes which has the effect of:

            (a) reducing, cancelling, postponing the date of payment, modifying the method for the calculation or altering the order of priority under this Deed, of any amount payable in respect of any principal or interest in respect of the A$ Subordinated Notes;

                                                                              1.

            (b) altering the currency in which payments under the A$ Subordinated Notes are to be made;

            (c) altering the majority required to pass an Extraordinary Resolution under this Deed; or

            (d) sanctioning any scheme or proposal for the exchange or sale of the A$ Subordinated Notes for or the conversion of the A$ Subordinated Notes into or the cancellation of the A$ Subordinated Notes in consideration of shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or securities of the Issuer Trustee or any other company formed or to be formed, or for or into or in consideration of cash, or partly for or into or in consideration of such shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or securities as aforesaid and partly for or in consideration of cash.

            "AGENT" has the same meaning as in the Agency Agreement.

            "AUTHORISED OFFICER" means:

            (a) in relation to the Security Trustee, a director, secretary or any person whose title contains the word or words "manager", "counsel" or "chief executive officer" or a person performing the functions of any of them;

            (b) in relation to the Issuer Trustee, an Authorised Signatory of the Issuer Trustee for the purposes of the Trust Deed;

            (c) in relation to the Manager, an Authorised Signatory of the Manager for the purposes of the Trust Deed; and

            (d) in relation to the Note Trustee, an Authorised Officer of the Note Trustee for the purposes of the Note Trust Deed.

            "CHARGE" means the charge created by this Deed.

            "CHARGED PROPERTY" means all the assets of the PUMA Trust held by the Issuer Trustee from time to time as trustee of the PUMA Trust and the benefit of all covenants, agreements, undertakings, representations, warranties and other choses in action in favour of the Issuer Trustee under the Transaction Documents, but does not, at the time of the execution and delivery of this Deed, include any of the foregoing situated outside the State of New South Wales at that time.

            "CHARGE RELEASE DATE" means, subject to clause 22.3, the date the Security Trustee releases the Charged Property from the Charge.

            "CLASS A CURRENCY SWAP TERMINATION PROCEEDS" means the US dollar proceeds (if any) received from a Currency Swap Provider under the Class A Currency Swap as a result of the occurrence (if any) of an "Early Termination Date" thereunder, and includes any interest earned and credited thereon whilst such proceeds are invested in the US dollar interest bearing account referred to in clause 13.6.

            "CLASS A NOTEHOLDER" has the same meaning as in the Note Trust Deed.

            "CLASS B CURRENCY SWAP TERMINATION PROCEEDS" means the US dollar proceeds (if any) received from a Currency Swap Provider under the Class B Currency Swap as a result of the occurrence (if any) of an "Early Termination Date" thereunder, and includes any



                                                                              2.

            interest earned and credited thereon whilst such proceeds are invested in the US dollar interest bearing account referred to in clause 13.6.

            "CLASS B NOTEHOLDER" has the same meaning as in the Note Trust Deed.

            "EVENT OF DEFAULT" has the meaning given to it in clause 7.

            "EXTRAORDINARY RESOLUTION" of the Voting Secured Creditors or a class of Voting Secured Creditors, means:

            (a) a resolution which is passed at a meeting of the then Voting Secured Creditors or, where applicable, a class of Voting Secured Creditors duly convened and held in accordance with the provisions of this Deed (including the Annexure) by a majority consisting of not less than 75% of the votes (determined in accordance with clause 8(d)(i) of the Annexure) of the persons present and voting at the meeting who are then Voting Secured Creditors or Voting Secured Creditors of that class, or representing then Voting Secured Creditors or, if a poll is demanded, by such Voting Secured Creditors, or Voting Secured Creditors of that class, holding or representing between them Voting Entitlements comprising in aggregate a number of votes which is not less than 75% of the aggregate number of votes comprised in the Voting Entitlements held or represented by all the persons present at the meeting voting on such poll; or

            (b) a resolution in writing in relation to all Voting Secured Creditors or class of Voting Secured Creditors pursuant to clause 16 of the Annexure.

            "FOREIGN CURRENCY" means a currency other than Australian dollars.

            "INSOLVENCY EVENT" in relation to a body corporate means any of the following events:

            (a)         an order is made that the body corporate be wound up;

            (b) a liquidator, provisional liquidator, controller (as defined in the Corporations Law) or administrator is appointed in respect of the body corporate or a substantial portion of its assets whether or not under an order;

            (c) except to reconstruct or amalgamate on terms reasonably approved by the Security Trustee (or in the case of a reconstruction or amalgamation of the Security Trustee, on terms reasonably approved by the Manager), the body corporate enters into, or resolves to enter into, a scheme of arrangement, deed of company arrangement or composition with, or assignment for the benefit of, all or any class of its creditors;

            (d) the body corporate resolves to wind itself up, or otherwise dissolve itself, or gives notice of its intention to do so, except to reconstruct or amalgamate on terms reasonably approved by the Security Trustee (or in the case of a reconstruction or amalgamation of the Security Trustee, except on terms reasonably approved by the Manager) or is otherwise wound up or dissolved;

            (e)         the body corporate is or states that it is insolvent;

            (f) as a result of the operation of section 459F(1) of the Corporations Law, the body corporate is taken to have failed to comply with a statutory demand;

            (g) the body corporate takes any step to obtain protection or is granted protection


                                                                              3.

                        from its creditors, under any applicable legislation;

            (h) any writ of execution, attachment, distress or similar process is made, levied or issued against or in relation to a substantial portion of the body corporate's assets and is not satisfied or withdrawn or contested in good faith by the body corporate within 21 days; or

            (i) anything analogous or having a substantially similar effect to any of the events specified above happens under the law of any applicable jurisdiction.

            "INTEREST RATE SWAP" means any Hedge Arrangement other than a Currency Swap Agreement or a Currency Swap.

            "INTEREST RATE SWAP PROVIDER" means each person, other than the Manager, that enters into an Interest Rate Swap with the Issuer Trustee in its capacity as trustee of the PUMA Trust.

            "INTERESTED PERSONS" means a collective reference to the Issuer Trustee, the Secured Creditors, the Manager and all persons claiming through them and "INTERESTED PERSON" means a several reference to all Interested Persons.

            "MANAGER" means Macquarie Securitisation Limited or, if Macquarie Securitisation Limited retires or is removed as manager of the Funds, any substitute person appointed in its place by the Issuer Trustee pursuant to the Management Deed.

            "MANAGER DEFAULT" has the same meaning as in the Note Trust Deed.

            "NOTE TRUST" has the same meaning as in the Note Trust Deed.

            "POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default.

            "PRE-DEFAULT ACTION" means:

            (a) an action which the Security Trustee is required or empowered to take prior to an Event of Default under:

                        (i) paragraphs (c) and (d) of the definition of "Insolvency Event" in this clause 1.1; and

                        (ii)        clauses 6.1, 6.2(c), 8.3, 8.7, 9.5, 11.5,
                                    11.8, 14, 15.2, 16.1, 17.2, 19, 20.1, 20.2,
                                    22, 24 and 29; and

            (b) such action as the Security Trustee considers necessary to cause the Issuer Trustee to comply with its obligations under clause 19.1.

            "PRIOR INTEREST" means the lien over, and right of indemnification from, the Charged Property held by the Issuer Trustee under, and calculated in accordance with, the Trust Deed for Trustee Indemnity Costs (other than the Secured Moneys and the Subordinated Fee Amount) in relation to the PUMA Trust which are unpaid, or paid by the Issuer Trustee but not reimbursed to the Issuer Trustee from the assets of the PUMA Trust.

            "PUMA TRUST" means the trust known as the PUMA Global Trust No. 1 established pursuant to the Trust Deed and the Sub-Fund Notice.

            "RECEIVER" means a receiver appointed by the Security Trustee under this Deed and includes a receiver and manager and where more than one person has been appointed as



                                                                              4.

            receiver or receiver and manager each such person and also any servant agent or delegate of any such receiver or receiver and manager.

            "RELEVANT PARTIES" has the same meaning as in the Note Conditions.

            "REPRESENTATIVE" means:

            (a) in relation to a Voting Secured Creditor, a person appointed as a proxy for that Voting Secured Creditor pursuant to clause 10 of the Annexure; and

            (b) without limiting the generality of paragraph (a), in relation to a Voting Secured Creditor that is a body corporate, a person appointed pursuant to clause 11 of the Annexure by that Voting Secured Creditor.

            "SECURED CREDITORS" means the Note Trustee (in its personal capacity and as trustee of the Note Trust), each Agent, each Noteholder, each Interest Rate Swap Provider, each Currency Swap Provider, the Redraw Facility Provider and any other Stand-by Arrangement Provider and "SECURED CREDITOR" means each of the Secured Creditors.

            "SECURED MONEYS" means, without double counting, the aggregate of all moneys owing to the Security Trustee or to a Secured Creditor under any of the Transaction Documents provided that the Secured Moneys do not include any fees or value added tax payable to the Note Trustee referred to in clause 12.7 of the Note Trust Deed or to an Agent referred to in 12.6 of the Agency Agreement.

            "SECURITY INTEREST" means any encumbrance, bill of sale, mortgage, charge, lien, hypothecation, assignment in the nature of security, security interest, title retention, preferential right, trust arrangement, flawed-asset arrangement, contractual right of set-off or any other security agreement or arrangement.

            "SECURITY TRUST" means the trust established under clause 2.2 of this Deed.

            "SECURITY TRUST FUND" means any property and benefits which the Security Trustee holds on trust for the Secured Creditors under this Deed including, without limitation, all the right, title and interest of the Security Trustee in connection with the Charge and any property which represents the proceeds of sale of any such property or proceeds of enforcement of the Charge.

            "SECURITY TRUSTEE" means Perpetual Issuer Trustee Company Limited or, if Perpetual Issuer Trustee Company Limited retires or is removed as Security Trustee, any Substitute Security Trustee.

            "SENIOR FEE AMOUNT" means in relation to a date upon which a distribution is made pursuant to clause 13.1, an amount of the Manager's Fees outstanding on that date equal to the aggregate of the Senior Fee Amount (as that term is defined in the Sub-Fund Notice) of Manager's Fees remaining unpaid from each preceding Quarterly Payment Date under clause 5.1(b) of the Sub-Fund Notice as a result of a lack of funds to be applied by the Issuer Trustee under clause 5.1(b) of the Sub-Fund Notice or the enforcement of the Charge.

            "SENIOR NOTE" means a Class A Note or an A$ Redraw Note.

            "SENIOR NOTEHOLDER" means a Class A Noteholder or an A$ Redraw Noteholder.

            "STAND-BY ARRANGEMENT PROVIDER" means each person, other than the Manager, that enters into a Stand-by Arrangement with the Issuer Trustee in its capacity as trustee of the



                                                                              5.

            PUMA Trust.

            "STATUTE" means any legislation now or hereafter in force of the Parliament of the Commonwealth of Australia or of any State or Territory thereof and any rule regulation ordinance by-law statutory instrument order or notice now or hereafter made under such legislation.

            "SUB-FUND NOTICE" means the Sub-Fund Notice dated on or about the date of this Deed from the Manager to the Issuer Trustee.

            "SUBORDINATED FEE AMOUNT" means in relation to the date upon which a distribution is made pursuant to clause 13.1, an amount of the Manager's Fees outstanding on that date determined in accordance with the following calculation:

                         SFA       =       AMF    -    Senior FA

            where:

            SFA        =  the Subordinated Fee Amount

            AMF        =  the amount of the Manager's Fee outstanding on that
                          date; and

            Senior FA  =  an amount equal to the Senior Fee Amount on that date,

            provided that if the result of the above calculation on any date is an amount less than zero then the Subordinated Fee Amount on that date is zero.

            "SUBSTITUTE SECURITY TRUSTEE" at any given time means the entity then appointed as Security Trustee under clause 19.

            "TAX" includes any income tax, withholding tax, stamp, financial institutions, registration and other duties, bank accounts debits tax, goods and services tax, value added tax, retail turnover tax or similar tax on the provision of supplies and other taxes, levies, imposts, deductions and charges whatsoever (including, in respect of any duty imposed on receipts or liabilities of financial institutions, any amounts paid in respect of them to another financial institution) together with interest on them and penalties with respect to them (if any) and charges, fees or other amounts made on or in respect of them.

            "TRUST DEED" means the Trust Deed dated 13 July 1990 and made between the person referred to therein as the Founder and the Issuer Trustee, as amended from time to time.

            "TRUSTEE DEFAULT" has the same meaning as in the Note Trust Deed.

            "TRUSTEE INDEMNITY COSTS" means the fees, costs, charges and expenses incurred by or payable to the Issuer Trustee (in its capacity as trustee of the PUMA Trust) in accordance with the Trust Deed (including clauses 17.1 and 17.2 of the Trust Deed) and the Sub-Fund Notice, including, but not limited to, the Senior Fee Amount.

            "VOTING ENTITLEMENT" means, on a particular date the number of votes which a Voting Secured Creditor would be entitled to exercise if a meeting of Voting Secured Creditors were held on that date, being in respect of a given Voting Secured Creditor and subject to clause 13.5(c), the number calculated by dividing the Secured Moneys owing to that Voting Secured Creditor by 10 and rounding the resultant figure down to the nearest whole number provided that if the Note Trustee is a then Voting Secured Creditor it will have a Voting Entitlement equal to the aggregate Voting Entitlement (determined in accordance with the foregoing) for all US$ Noteholders on whose behalf it is acting.



                                                                              6.

            "VOTING SECURED CREDITOR" means:

            (a) for so long as the Secured Moneys of the Noteholders are 75% or more of the then total Secured Moneys:

                        (i)         if any Class A Note then remains
                                    outstanding, the Note Trustee acting on
                                    behalf of the Class A Noteholders (or, if the Note Trustee has become bound to notify, or seek directions from, the Class A Noteholders or to take steps and/or to proceed under the Note Trust Deed and fails to do so as and when required by the Note Trust Deed and such failure is continuing, the Class A Noteholders) and, if any A$ Redraw Notes remain outstanding, the A$ Redraw Noteholders; or

                        (ii) if no Senior Note then remains outstanding, the Note Trustee acting on behalf of the Class B Noteholders (or if the Note Trustee has become bound to notify, or seek directions from, the Class B Noteholders or to take steps and/or to proceed under the Note Trust Deed and fails to do so as and when required by the Note Trust Deed and such failure is continuing, the Class B Noteholders) and the A$ Subordinated Noteholders; and

            (b)         otherwise:

                        (i) if any US$ Notes remain outstanding, the Note Trustee acting on behalf of such Noteholders (or, if the Note Trustee has become bound to take steps and/or to proceed under the Note Trust Deed and fails to do so as and when required by the Note Trust Deed and such failure is continuing, the Class A Noteholders (if any) and the Class B Noteholders); and

                        (ii) each other Secured Creditor (other than the Note Trustee and the US$ Noteholders).

1.2         SUB-FUND NOTICE AND TRUST DEED DEFINITIONS

            Subject to clause 1.10, unless defined in this Deed, words and phrases defined in either or both of the Trust Deed and the Sub-Fund Notice have the same meaning in this Deed. Where there is any inconsistency in a definition between this Deed (on the one hand) and the Trust Deed or the Sub-Fund Notice (on the other hand), this Deed prevails. Where there is any inconsistency in a definition between the Trust Deed and the Sub-Fund Notice, the Sub-Fund Notice prevails over the Trust Deed in respect of this Deed. Subject to clause 1.10, where words or phrases used but not defined in this Deed are defined in the Trust Deed in relation to a Sub-Fund (as defined in the Trust Deed) such words or phrases are to be construed in this Deed, where necessary, as being used only in relation to the PUMA Trust (as defined in this Deed).

1.3         INTERPRETATION

            In this Deed unless the contrary intention appears:

            (a) the expression "PERSON" includes an individual, a corporation and a Governmental Agency;

            (b) the expression "OWING" includes amounts that are owing whether such amounts are liquidated or not or are contingent or presently accrued due and includes all



                                                                              7.

                        rights sounding in damages only;

            (c) the expression "POWER" in relation to a person includes all powers, authorities, rights, remedies, privileges and discretions conferred upon that person by the Transaction Documents, by any other deed, agreement, document, or instrument, by any Statute or otherwise by law;

            (d) a reference to any person includes that person's executors, administrators, successors, substitutes and assigns, including any person taking by way of novation;

            (e) subject to clause 1.10, a reference to this Deed, the Trust Deed or to any other deed, agreement, document or instrument includes, respectively, this Deed, the Trust Deed or such other deed, agreement, document or instrument as amended, novated, supplemented, varied or replaced from time to time;

            (f) a reference to any Statute or to any section or provision of any Statute includes any statutory modification or re-enactment or any statutory provision substituted therefor and all ordinances, by-laws, regulations and other statutory instruments issued thereunder;

            (g) a reference to a Related Body Corporate includes a corporation which is or becomes a Related Body Corporate during the currency of this Deed;

            (h) words importing the singular include the plural (and vice versa) and words denoting a given gender include all other genders;

            (i) headings are for convenience only and do not affect the interpretation of this Deed;

            (j) a reference to a clause is a reference to a clause of this Deed;

            (k) a reference to an Annexure is a reference to the Annexure to this Deed;

            (l) where any word or phrase is given a defined meaning any other part of speech or other grammatical form in respect of such word or phrase has a corresponding meaning;

            (m) all accounting terms used in this Deed have the same meaning ascribed to those terms under accounting principles and practices generally accepted in Australia from time to time;

            (n) a reference to a party is a reference to a party to this Deed;

            (o)         a reference to time is a reference to Sydney time;

            (p) a reference to any thing (including, without limitation, the Secured Money, any other amount and the Charged Property) is a reference to the whole and each part of it and a reference to a group of persons is a reference to all of them collectively, to any two or more of them collectively and to each of them individually;

            (q) if an act prescribed under this Deed to be done by a party on or by a given day is done after 5.30pm on that day, it is to be taken to be done on the following day;

            (r) where any day on which a payment is due to be made or a thing is due to be done under this Deed is not a Business Day, that payment must be made or that



                                                                              8.

                        thing must be done on the immediately succeeding Business Day;

            (s) a reference to "WILFUL DEFAULT" in relation to the Issuer Trustee, the Security Trustee or the Manager means, subject to clause 1.3(t), any wilful failure to comply with, or wilful breach by, the Issuer Trustee, the Security Trustee or the Manager (as the case may be) of any of its obligations under any Transaction Document, other than a failure or breach which:

                        (i)    A.   arises as a result of a breach of a
                                    Transaction Document by a person other than:

                                    1)          the Issuer Trustee, the Security
                                                Trustee or the Manager (as the
                                                case may be); or

                                    2)          any other person referred to in
                                                clause 1.3(t) in relation to
                                                the Issuer Trustee, the Security
                                                Trustee or the Manager (as the
                                                case may be); and

                               B.   the performance of the action (the
                                    non-performance of which gave rise to such breach) is a precondition to the Issuer Trustee, the Security Trustee or the Manager (as the case may be) performing the said obligation;

                        (ii) is in accordance with a lawful court order or direction or required by law; or

                        (iii)  is:

                               A. in accordance with any proper instruction or direction of the Voting Secured Creditors given at a meeting of Voting Secured Creditors convened pursuant to this Deed; or

                               B. in accordance with any proper instruction or direction of the Noteholders given at a meeting convened under the Trust Deed (as amended by the Sub-Fund Notice);

            (t) a reference to the "FRAUD", "NEGLIGENCE" or "WILFUL DEFAULT" of the Issuer Trustee, the Security Trustee or the Manager means the fraud, negligence or wilful default of the Issuer Trustee, the Security Trustee or the Manager (as the case may be) and of its officers, employees, agents and any other person where the Issuer Trustee, the Security Trustee or the Manager (as the case may be) is liable for the acts or omissions of such other person under the terms of any Transaction Document;

            (u) subject to clause 27.2, each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party (or any Related Body Corporate of that party) which have the day to day responsibility for the administration or management of that party's (or a Related Body Corporate of that party's) obligations in relation to the PUMA Trust or this Deed, having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way). In addition, notice, knowledge or awareness of an Event of Default means notice, knowledge or awareness of the occurrence of the events or circumstances constituting an Event of Default. The Security Trustee will be regarded as being actually aware of an Event of Default

                                                                              9.

                        if it receives a written notice from the Issuer Trustee, the Manager or the Note Trustee that the Issuer Trustee, the Manager or the Note Trustee (as the case may be) believes, on reasonable grounds, that the Event of Default has occurred;

            (v) a reference to the enforcement of the Charge means that the Security Trustee appoints (or the Voting Secured Creditors as contemplated by clause 8.4 appoint) a Receiver over any Charged Property, or takes possession of any Charged Property, pursuant to this Deed; and

            (w) a reference to prospective liabilities includes, without limitation, the liabilities of the Issuer Trustee under the Transaction Documents.

1.4         INCORPORATION OF ANNEXURE

            This Deed incorporates the Annexure which forms part of, and is subject to, this Deed.

1.5         ISSUER TRUSTEE'S CAPACITY

            In this Deed, unless expressly specified otherwise:

            (a) (REFERENCES TO ISSUER TRUSTEE): a reference to the Issuer Trustee is a reference to the Issuer Trustee in its capacity as trustee of the PUMA Trust only, and in no other capacity;

            (b) (REFERENCES TO ASSETS OF ISSUER TRUSTEE): a reference to the undertaking, assets, business or money of the Issuer Trustee is a reference to the undertaking, assets, business or money of the Issuer Trustee in its capacity referred to in paragraph (a); and

            (c) (INSOLVENCY EVENT): a reference to an Insolvency Event in relation to the Issuer Trustee is to the Issuer Trustee only in its capacity as trustee of the PUMA Trust and does not include the Issuer Trustee personally, as trustee of any other trust fund or in any other capacity whatsoever.

1.6         DETERMINATION OF OUTSTANDING HEDGE MONEY

            The amounts owing by the Issuer Trustee under a Hedge Arrangement are to be determined by the Manager on the relevant date as if an "Early Termination Date" (as defined in the relevant Hedge Arrangement) has been designated in respect of all "Transactions" (as defined in the relevant Hedge Arrangement) in accordance with the relevant Hedge Arrangement at the time of such determination and without limiting the generality of the foregoing, by giving effect to:

            (a) any terms under a Hedge Arrangement to the effect that all "Transactions" thereunder constitute only a single agreement between the parties; and

            (b) any terms relating to the termination of a Hedge Arrangement which relate to the valuation of that Hedge Arrangement (and any Transactions thereunder) and the netting of those valuations.

1.7         AMOUNTS OUTSTANDING

            For the purposes of determining whether any amount constitutes Secured Moneys, for the purposes of clause 7(g) and for the purposes of clause 13.1 (and for these purposes only) the calculation of any amounts owing or due by the Issuer Trustee will be made without regard to any limitation on the Issuer Trustee's liability that may be construed as



                                                                             10.

            meaning that such amounts are not owing or are not due and payable.

1.8         BENEFIT OF COVENANTS UNDER THIS DEED

            Unless the context indicates a contrary intention, the Security Trustee holds the covenants, undertaking and other obligations and liabilities of the Issuer Trustee and the Manager under this Deed on trust for the benefit of the Secured Creditors on the terms and conditions of this Deed.

1.9         OBLIGATIONS SEVERAL

            The obligations of the parties under this Deed are several.

1.10        INCORPORATED DEFINITIONS AND OTHER PROVISIONS

            Where in this Deed a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression, to that Transaction Document or to that provision (as the case may be) will be of no effect for the purposes of this Deed unless and until the amendment is consented to by all parties to this Deed.

--------------------------------------------------------------------------------
2.           THE SECURITY TRUST

2.1         APPOINTMENT OF SECURITY TRUSTEE

            The Security Trustee is hereby appointed and agrees to act as trustee of the Security Trust (with effect from the constitution of the Security Trust) on the terms and conditions in this Deed.

2.2         DECLARATION OF SECURITY TRUST

            The Security Trustee declares that it holds the Security Trust Fund on trust for those persons who are Secured Creditors at the time of distribution of any money by the Security Trustee pursuant to clause 13.1.

2.3         DURATION OF SECURITY TRUST

            The Security Trust commences on the date of this Deed and terminates on the first to occur of:

            (a)         (CHARGE RELEASE DATE): the Charge Release Date; and

            (b) (RULE AGAINST PERPETUITIES): the 80th anniversary of the creation of the Security Trust.

2.4         BENEFIT OF SECURITY TRUST

            Each Secured Creditor is entitled to the benefit of the Security Trust on, and subject to, the terms and conditions of this Deed.

2.5         INTERESTED PERSONS BOUND

            The provisions of this Deed, the Trust Deed and the Sub-Fund Notice are binding upon every Interested Person and the Security Trustee.

                                                                             11.

2.6         NATURE OF RIGHTS OF SECURED CREDITORS

            Prior to any distribution to the Secured Creditors pursuant to clause 13.1(e), no Secured Creditor is entitled by virtue of this Deed to any equitable or proprietary interest in the Charged Property, or any rights held by the Security Trustee under clause1.8, and only has a mere right of action against the Security Trustee to properly perform its covenants under this Deed and to account to the Secured Creditors in accordance with this Deed.

2.7         SECURITY TRUSTEE BOUND BY TERMS OF OPTION

            The Security Trustee is bound by the terms of clause 9 of the Sub-Fund Notice in the exercise of its powers under this Deed. If the Manager issues a notice pursuant to clause 9 of the Sub-Fund Notice it must provide a copy to the Security Trustee. The Security Trustee must take such action as is reasonably required by the Manager to give effect to clause 9 of the Sub-Fund Notice.

--------------------------------------------------------------------------------
3.          PAYMENT OF SECURED MONEYS

3.1         COVENANT IN FAVOUR OF SECURITY TRUSTEE

            The Issuer Trustee covenants in favour of the Security Trustee that it will duly and punctually pay the Secured Moneys to, or to the order of, the Security Trustee as and when the same fall due for payment.

3.2         PAYMENTS TO SECURED CREDITORS

            Notwithstanding clause 3.1, every payment by the Issuer Trustee, or the Security Trustee in accordance with this Deed, to the Secured Creditors on account of the Secured Moneys will operate as payment by the Issuer Trustee to the Security Trustee in satisfaction of the Issuer Trustee's obligations in respect of those Secured Moneys.

--------------------------------------------------------------------------------
4.          CHARGE

4.1         THE CHARGE

            The Issuer Trustee charges all its present and future, right, title and interest in the Charged Property, subject only to the Prior Interest, to the Security Trustee for the payment in full of all the Secured Moneys.

4.2         FLOATING CHARGE

            Subject to this Deed, the Charge is a floating charge over the Charged Property.

4.3         RANKING OF CHARGE

            Subject only to the Prior Interest, the Charge is a first ranking charge having priority over all other Security Interests of the Issuer Trustee over the Charged Property.

4.4         CRYSTALLISATION OF FLOATING CHARGE

            If the Charge has not otherwise taken effect as a fixed charge, it takes effect automatically and immediately as a fixed charge over all the Charged Property if an Event of Default occurs, other than if an Event of Default described in clauses 7(c) or (e) occurs, in which event it takes effect as a fixed charge automatically and immediately over the affected Charged Property. Upon the Charge becoming a fixed charge pursuant to the foregoing



                                                                             12.

            provisions of this clause, the Security Trustee is deemed to have intervened at that point in time and to have exercised all its rights of intervention in respect of the relevant Charged Property.

4.5         CONSENT TO DEALINGS

            The Issuer Trustee must not (and the Manager will not give any direction to the Issuer Trustee to) dispose of or deal with the Charged Property, whether the Charge is fixed or floating, unless such disposition or such other dealing is permitted by or required by and will be effected in accordance with the terms of the Trust Deed, the Sub-Fund Notice or any other Transaction Document. Without limiting the generality of the foregoing, the Issuer Trustee or any of its delegates may (notwithstanding that the Charge has taken effect as a fixed charge) discharge in accordance with the terms of the Transaction Documents, any Approved Mortgage, Loan or Collateral Security. Any Approved Mortgage, Loan or Collateral Security discharged pursuant to this clause will automatically, and without the need for any act on the part of the Security Trustee, be free from and released from this Charge.

4.6         RE-CONVERSION FROM FIXED INTO FLOATING CHARGE

            Subject to clause 4.7, at any time after the Charge has taken effect as a fixed charge over the Charged Property, the Security Trustee may (and will, if directed by an Extraordinary Resolution of the then Voting Secured Creditors) by notice in writing to the Issuer Trustee convert the Charge from a fixed charge into a floating charge as regards any asset or assets specified in such notice. Upon such notice being received by the Issuer Trustee, the Charge as regards such specified asset or assets will immediately become and operate as a floating charge subject to the provisions of this Deed and will cease to be a fixed charge over such specified asset or assets.

4.7         REPLACEMENT OF FIXED CHARGE OVER CHARGED PROPERTY

            If the Charge has taken effect as a fixed charge as a result of the occurrence of the Event of Default described in clause 7(a)(i) the Security Trustee must, upon notification from the Manager that another person has been appointed as trustee of the PUMA Trust in accordance with the Trust Deed, by notice in writing to the Issuer Trustee convert the charge from a fixed charge into a floating charge as regards the Charged Property.

4.8         SUBSEQUENT DEALING

            From the effective date specified in a notice given under clause 4.6 or 4.7:

            (a) (ISSUER TRUSTEE MAY DEAL AS IF FLOATING CHARGE): the Issuer Trustee may deal with the Charged Property the subject of the notice, if it was acquired by the Issuer Trustee before the effective date of the notice, as if it had always been charged by way of floating charge under this Deed;

            (b) (TREAT THE FIXING AS NOT HAVING OCCURRED): the floating charge given by this Deed in respect of Charged Property the subject of the notice acquired by the Issuer Trustee on or after the effective date of the notice continues to operate as a floating charge as if it had never been a fixed charge; and

            (c) (THIRD PERSON MAY RELY ON NOTICE THAT CHARGE IS FLOATING): a person dealing with the Issuer Trustee in relation to the Charged Property the subject of the notice may rely on a notice from the Security Trustee as conclusive evidence that, as at the time the notice is issued, such Charged Property is charged by way of floating charge.



                                                                             13.

4.9         LIMIT AND PROSPECTIVE LIABILITY

            (a) (AMOUNT RECOVERABLE): The Charge is security for the whole of the Secured Moneys but the aggregate amount recoverable under the Charge may not exceed the Australian Dollar value, at any time, of the Charged Property.

            (b) (FIXED PRIORITIES): For the purposes of fixing priorities between the Charge and any subsequent charge registered under the Corporations Law, the Charge secures a prospective liability up to a maximum amount equal to the Australian Dollar value, at any time, of the Charged Property.

            (c) (NO OBLIGATION): Nothing in this clause 4.9 creates any obligation upon the Security Trustee to enter into any arrangement or to advance any moneys or do any act or thing as a result whereof if so created, entered into, advanced or done there would be Secured Moneys, or limits or affects the provisions of section 279(2) of the Corporations Law.

--------------------------------------------------------------------------------
5.          REPRESENTATIONS AND WARRANTIES

5.1         BY THE ISSUER TRUSTEE

            The Issuer Trustee represents and warrants to the Security Trustee that:

            (a) (DUE INCORPORATION): it is duly incorporated and has the corporate power to own its property and to carry on its business as is now being conducted;

            (b) (CONSTITUTION): the execution, delivery and performance of each Transaction Document to which it is expressed to be a party does not violate its constitution;

            (c) (CORPORATE POWER): it has the power and has taken all corporate and other action required to enter into each Transaction Document to which it is expressed to be a party and to authorise the execution and delivery of each Transaction Document to which it is expressed to be party and the performance of its obligations under each Transaction Document to which it is expressed to be a party;

            (d) (FILINGS): all corporate notices, filings, and registrations with the Australian Securities and Investments Commission or similar office in its jurisdiction of incorporation and in any other jurisdiction required to be filed or effected, as applicable, by it in connection with the execution, delivery and performance of each Transaction Document to which it is expressed to be a party have been filed or effected, as applicable, and all such filings and registrations are current, complete and accurate;

            (e) (LEGALLY BINDING OBLIGATION): its obligations under each Transaction Document to which it is expressed to be a party are valid, legally binding and enforceable obligations in accordance with the terms of each Transaction Document to which it is expressed to be a party subject to stamping and any necessary registration and except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganisation, moratorium or trust or general principles of equity or other similar laws affecting creditors' rights generally;

            (f) (EXECUTION, DELIVERY AND PERFORMANCE): its execution, delivery and performance of each Transaction Document to which it is expressed to be a party does not violate any existing law or regulation or any document or agreement to which it is a party or which is binding upon it or any of its assets;


                                                                             14.

            (g) (AUTHORISATIONS): all consents, licences, approvals and authorisations of every Governmental Agency required to be obtained by it in connection with the execution, delivery and performance of each Transaction Document to which it is expressed to be a party in its personal capacity have been obtained and are valid and subsisting;

            (h) (GOOD TITLE): it is the lawful owner of, and has good right to charge in the manner provided in this Deed, the Charged Property and, subject only to the Trust Deed, the Sub-Fund Notice, this Deed and the Prior Interest, the Charged Property is free of all other Security Interests;

            (i) (PUMA TRUST VALIDLY CREATED): the PUMA TRUST has been validly created and is in existence at the date of this Deed;

            (j) (SOLE TRUSTEE): it has been validly appointed as trustee of the PUMA Trust and is presently the sole trustee of the PUMA Trust;

            (k) (TRUST DEED AND THE SUB-FUND NOTICE): the PUMA Trust is solely constituted by the Trust Deed and the Sub-Fund Notice;

            (l) (NO PROCEEDINGS TO REMOVE): it has received no notice and to its knowledge no resolution has been passed or direction or notice has been given, removing it as trustee of the PUMA Trust;

            (m) (TRUSTEE'S POWER): it has power under the Trust Deed and the Sub-Fund Notice, to charge the Charged Property as provided in this Deed; and

            (n) (NO BREACH): it is not in breach of any material provision of the Trust Deed or the Sub-Fund Notice.

5.2         BY THE MANAGER

            The Manager represents and warrants to the Security Trustee that:

            (a) (DUE INCORPORATION): it is duly incorporated and has the corporate power to own its property and to carry on its business as is now being conducted;

            (b) (CONSTITUTION): its execution, delivery and performance of each Transaction Document to which it is expressed to be a party does not violate its constitution;

            (c) (CORPORATE POWER): it has the power and has taken all corporate and other action required to enter into each Transaction Document to which it is expressed to be a party and to authorise the execution and delivery of each Transaction Document to which it is expressed to be a party and the performance of its obligations under each Transaction Document to which it is expressed to be party;

            (d) (FILINGS): it has filed all corporate notices and effected all registrations with the Australian Securities and Investments Commission or similar office in its jurisdiction of incorporation and in any other jurisdiction as required by law and all such filings and registrations are current, complete and accurate;

            (e) (LEGALLY BINDING OBLIGATION): its obligations under each Transaction Document to which it is expressed to be a party are valid, legally binding and enforceable obligations in accordance with the terms of each Transaction Document to which it s expressed to be a party except as such enforceability



                                                                             15.

                        may be limited by any applicable bankruptcy, insolvency, re-organisation, moratorium or trust or general principles of equity or other similar laws affecting creditors' rights generally;

            (f) (EXECUTION, DELIVERY AND PERFORMANCE): its execution, delivery and performance of each Transaction Document to which it is expressed to be a party does not violate any existing law or regulation or any document or agreement to which it is a party or which is binding upon it or any of its assets; and

            (g) (AUTHORISATION): all consents, licences, approvals and authorisations of every Governmental Agency required to be obtained by the Manager in connection with the execution, delivery and performance of each Transaction Document to which it is expressed to be a party have been obtained and are valid and subsisting.

5.3         BY THE SECURITY TRUSTEE

            The Security Trustee represents and warrants to the Manager and the Issuer Trustee that:

            (a) (DUE INCORPORATION): it is duly incorporated and has the corporate power to own its property and to carry on its business as is now being conducted;

            (b) (CONSTITUTION): its execution, delivery and performance of each Transaction Document to which it is expressed to be a party does not violate its constitution;

            (c) (CORPORATE POWER): it has the power and has taken all corporate and other action required to enter into each Transaction Document to which it is expressed to be a party and to authorise the execution and delivery of each Transaction Document to which it is expressed to be a party and the performance of its obligations under each Transaction Document to which it is expressed to be a party;

            (d) (FILINGS): it has filed all corporate notices and effected all registrations with the Australian Securities and Investments Commission or similar office in its jurisdiction of incorporation and in any other jurisdiction as required by law and all such filings and registrations are current, complete and accurate;

            (e) (LEGALLY BINDING OBLIGATION): its obligations under each Transaction Document to which it is expressed to be a party are valid, legally binding and enforceable obligations in accordance with the terms of each Transaction Document to which it is expressed to be a party, except as such enforceability may be limited by any applicable bankruptcy, insolvency, re-organisation, moratorium or trust or general principles of equity or other similar laws affecting creditors' rights generally;

            (f) (EXECUTION, DELIVERY AND PERFORMANCE): its execution, delivery and performance of each Transaction Document to which it is expressed to be a party does not violate any existing law or regulation or any document or agreement to which it is a party or which is binding upon it or any of its assets; and

            (g) (AUTHORISATION): all consents, licences, approvals and authorisations of every Governmental Agency required to be obtained by the Security Trustee in connection with the execution, delivery and performance of each Transaction Document to which it is expressed to be a party have been obtained and are



                                                                             16.

                        valid and subsisting.

6.          ISSUER TRUSTEE'S AND MANAGER'S COVENANTS

--------------------------------------------------------------------------------
6.1         COVENANTS IN RESPECT OF CHARGED PROPERTY

            The Issuer Trustee undertakes that it will not without the prior written consent of the Security Trustee or as otherwise permitted by this Deed, the Trust Deed or the other Transaction Documents:

            (a) (NO SECURITY INTERESTS): subject only to the Prior Interest, attempt to create or permit to exist any Security Interest howsoever ranking over any part of the Charged Property; and

            (b) (NO SALE, LEASE ETC.): subject to clause 6.3, convey, assign, transfer, lease or otherwise dispose or part with possession of, make any bailment over, or create or permit to exist any other interest in any part of the Charged Property at any time that such part of the Charged Property is subject to the Charge.

6.2         GENERAL COVENANTS

            The Issuer Trustee agrees to:

            (a) (COMPLY WITH TRANSACTION DOCUMENTS): comply with its obligations and duties under the Trust Deed (in so far as it applies to the PUMA Trust), the Sub-Fund Notice and the other Transaction Documents;

            (b) (COPY OF NOTEHOLDER DETAILS): at the same time or as soon as practical after a notice referred to in clause 6.2(e) is given to the Security Trustee by the Issuer Trustee or after the Issuer Trustee receives a notice pursuant to clause 6.4(b), provide to the Security Trustee and the Note Trustee a current copy of the Register maintained by the Issuer Trustee under clause 15 of the Trust Deed and details (to the extent known by it) of the identity, and notice details, of each Secured Creditor and the Secured Moneys owing to each Secured Creditor;

            (c) (ASSISTANCE TO SECURITY TRUSTEE): provide to the Security Trustee, as the Security Trustee may reasonably require to enable the Security Trustee to perform its duties and functions under this Deed (and which the Security Trustee has been unable to obtain from any other party to the Transaction Documents), such information, copies of any accounting records and other documents, statements and reports required to be maintained by, or that are otherwise in the possession of, the Issuer Trustee, or which the Issuer Trustee is entitled to obtain from any person;

            (d) (DOCUMENTS OF TITLE): if the Charge has taken effect as a fixed charge, deposit with the Security Trustee immediately or as soon as the Issuer Trustee receives them:

                        (i) anything evidencing a Security Interest and any document of title given to the Issuer Trustee to secure the payment of a monetary obligation to the Issuer Trustee; and

                        (ii) any documents of title relating to property over which the Charge operates as a fixed charge,

                        where, in such case, such evidence or documents (as the case may be) are then



                                                                             17.

                        in the Issuer Trustee's possession or control;

            (e) (NOTIFY EVENTS OF DEFAULT, ETC): notify the Security Trustee and the Current Rating Authorities if it becomes actually aware of the occurrence of an Event of Default, Trustee Default, Manager Default or Potential Event of Default, and provide the Security Trustee and the Current Rating Authorities with details of such occurrence;

            (f) (NOT INCUR UNAUTHORISED INDEBTEDNESS): except in accordance with an Extraordinary Resolution of the Voting Secured Creditors, not give any guarantees or incur any borrowings (which does not include debts incurred to trade creditors in the ordinary course of the Issuer Trustee's business as trustee of the PUMA Trust) other than as permitted or contemplated by the Transaction Documents;

            (g) (NOT RELEASE OBLIGATIONS): except in accordance with an Extraordinary Resolution of the Voting Secured Creditors, not discharge or release any person from any of their obligations under the Transaction Documents to which the Issuer Trustee is a party save where such discharge or release is in accordance with the Transaction Documents; and

            (h) (NOT ENGAGE IN OTHER ACTIVITIES): not engage (in its capacity as trustee of the PUMA Trust) in any business or other activities except as permitted or contemplated by the Transaction Documents.

6.3         DEALING IN ACCORDANCE WITH TRANSACTION DOCUMENTS

            The Issuer Trustee may deal with and pay or apply the Charged Property in accordance with the provisions of the Trust Deed, the Sub-Fund Notice and any other Transaction Document at any time that the Charged Property is subject to the floating charge.

6.4         MANAGER UNDERTAKING

            The Manager undertakes to the Issuer Trustee and the Security Trustee that:

            (a) (NO DIRECTION IN BREACH OF CLAUSE 6.1): it will not give any direction to the Issuer Trustee under the Trust Deed or the Sub-Fund Notice which would, if complied with, result in the Issuer Trustee breaching the terms of this clause 6; and

            (b) (NOTIFICATION OF EVENTS OF DEFAULT, ETC): it will promptly notify the Issuer Trustee, the Security Trustee and the Current Rating Authorities if it becomes aware of the occurrence of an Event of Default, Potential Event of Default, a Trustee Default or a Manager Default and provide the Issuer Trustee, the Security Trustee and the Current Rating Authorities with details of such occurrence.

--------------------------------------------------------------------------------
7.          EVENTS OF DEFAULT

            Each of the following events is an Event of Default whether or not caused by any reason whatsoever outside the control of any Interested Person or any other person:

            (a)         (i)         (ISSUER TRUSTEE RETIRES AND REPLACEMENT NOT
                                    FOUND): the Issuer Trustee gives notice of its retirement or is removed as trustee of the PUMA Trust in accordance with clause 19 of the Trust Deed and another person is not appointed as trustee of the PUMA Trust in


                                                                             18.

                                    accordance with the Trust Deed within 60 days thereafter;

                        (ii) (LOSS OF INDEMNITY): the Security Trustee becomes aware or is notified by the Manager or the Issuer Trustee that the Issuer Trustee is (for any reason) not entitled fully to exercise its right of indemnity against the assets of the PUMA Trust to satisfy any liability to a Secured Creditor and the circumstances are not rectified to the reasonable satisfaction of the Security Trustee within 14 days of the Security Trustee requiring the Issuer Trustee in writing to rectify them; or

                        (iii) (PUMA TRUST IMPERFECTLY CONSTITUTED): the PUMA Trust is not properly constituted or is imperfectly constituted in a manner or to an extent that it is regarded by the Security Trustee (acting reasonably) to be materially prejudicial to the interests of any class of Secured Creditor and is incapable of being remedied or if it is capable of being remedied this has not occurred to the reasonable satisfaction of the Security Trustee within 30 days of the discovery thereof;

            (b) (INSOLVENCY EVENT): an Insolvency Event occurs in relation to the Issuer Trustee;

            (c) (ENFORCEMENT OF SECURITY INTERESTS ETC.): distress or execution is levied or a judgment, order or a Security Interest is enforced, or becomes enforceable over any of the Charged Property or any asset of the PUMA Trust for an amount exceeding (either individually or in aggregate) A$1,000,000, or can be rendered enforceable by the giving of notice, lapse of time or fulfilment of any condition;

            (d)         (VOID OR LOSS OF PRIORITY): the Charge:

                        (i) is or becomes wholly or partly void, voidable or unenforceable; or

                        (ii) at or after the date of this Deed loses the priority which it is expressed to have in clause 4.3 (other than as mandatorily preferred by law or by an act or omission of the Security Trustee);

            (e) (CREATES SECURITY INTEREST/TRANSFERS ASSETS): the Issuer Trustee breaches the undertakings in clause 6.1, attempts to create or allows to exist a Security Interest over the Charged Property or attempts to transfer or create an interest in the Charged Property, otherwise than in accordance with the Trust Deed, the Sub-Fund Notice or this Deed;

            (f) (TAX COMMISSIONER'S DETERMINATION): the Commissioner of Taxation, or its delegate, determines to issue a notice under any legislation that imposes a Tax requiring any person obliged or authorised to pay money to the Issuer Trustee to instead pay such money to the Commissioner in respect of any tax or any fines and costs imposed on the Issuer Trustee;

            (g) (FAILURE TO PAY SECURED MONEYS): any Secured Moneys are not paid within 10 days of when due, other than, for so long as any Senior Notes are outstanding, any Secured Moneys in respect of any Redraw Facility Principal or any Redraw Facility Interest (other than the Senior Redraw Facility Principal or amounts in respect of the Senior Redraw Facility Interest Amount, respectively), the Class B Notes, the Class B Currency Swap or the A$ Subordinated Notes; and


                                                                             19.

            (h) (OTHER EVENT OF DEFAULT): any other event occurs which is described in a Transaction Document as an Event of Default for the purposes of this Deed.

--------------------------------------------------------------------------------
8.          RIGHTS AND OBLIGATIONS OF THE SECURITY TRUSTEE FOLLOWING EVENT OF
            DEFAULT

8.1         NOTIFY SECURED CREDITORS AND CONVENE MEETING OF VOTING SECURED
            CREDITORS

            Without prejudice to the operation of clause 9.2(b), upon becoming actually aware of the occurrence of an Event of Default, the Security Trustee must promptly (and, in any event within 2 Business
            Days):

            (a) (NOTIFY SECURED CREDITORS AND THE CURRENT RATING AUTHORITIES): notify all then Secured Creditors, and the Current Rating Authorities of the Event of Default and provide to such Secured Creditors and Current Rating Authorities full details of the Event of Default known to the Security Trustee and the actions and procedures, of which the Security Trustee is aware, which are being taken or will be taken by the Issuer Trustee and the Manager to remedy the relevant Event of Default; and

            (b) (CONVENE MEETING OF VOTING SECURED CREDITORS): promptly convene a meeting of the then Voting Secured Creditors and propose the necessary Extraordinary Resolutions (in both cases in accordance with the provisions of the Annexure) to seek directions by way of an Extraordinary Resolution of the then Voting Secured Creditors regarding the action the Security Trustee should take as a result of such Event of Default pursuant to clause 8.2.

8.2          EXTRAORDINARY RESOLUTIONS

            At a meeting of the then Voting Secured Creditors referred to in clause 8.1(b), or by a resolution in writing signed by all Voting Secured Creditors, the Voting Secured Creditors may direct the Security Trustee by Extraordinary Resolution to:

            (a) (ACCELERATE SECURED MONEYS): declare the Secured Moneys immediately due and payable under clause 9.6;

            (b) (APPOINT RECEIVER): appoint a Receiver in accordance with clause 10 and, if a Receiver is to be appointed, the Voting Secured Creditors must by a further Extraordinary Resolution determine the amount of the Receiver's remuneration;

            (c) (EXERCISE POWER OF SALE): instruct the Security Trustee by notice in writing to sell and realise the Charged Property and otherwise enforce the Charge; and/or

            (d) (OTHER ACTION): take such other action that the Security Trustee is permitted to take under this Deed as the Voting Secured Creditors may specify in the terms of such Extraordinary Resolution.

8.3         SECURITY TRUSTEE TO ACT IN ACCORDANCE WITH DIRECTIONS

            (a) (MUST IMPLEMENT EXTRAORDINARY RESOLUTION): Subject to clause 8.3(b), the Security Trustee must take all action necessary to give effect to any Extraordinary Resolution of the Voting Secured Creditors and must comply with all directions contained in or given pursuant to any Extraordinary Resolution of the Voting Secured Creditors.



                                                                             20.

            (b) (EXCEPTIONS): The obligation of the Security Trustee pursuant to clause 8.3(a) is subject to:

                        (i)         this Deed; and

                        (ii) if required by the Security Trustee (in its absolute discretion), the Security Trustee being adequately indemnified to its reasonable satisfaction from the Charged Property or, if requested at any time before or during the relevant meeting, the Security Trustee receiving from the Voting Secured Creditors an indemnity in a form reasonably satisfactory to the Security Trustee (which may be by way of an Extraordinary Resolution of the Voting Secured Creditors) against all actions, proceedings, claims and demands to which it may render itself liable, and all costs, charges, damages and expenses which it may incur, in giving effect to an Extraordinary Resolution of the Voting Secured Creditors.

            (c) (RANKING OF INDEMNITIES): The Security Trustee must first claim on its indemnity from the Charged Property and if it does not receive such indemnity from the Charged Property within 2 Business Days of the first claim then it may claim on any indemnity from the Voting Secured Creditors, including any indemnity provided under clause 8.4.

8.4         SECURITY TRUSTEE MUST RECEIVE INDEMNITY

            If:

            (a) (SECURITY TRUSTEE REQUIRES INDEMNITY): the Security Trustee convenes a meeting of the Voting Secured Creditors, or is required by an Extraordinary Resolution of the Voting Secured Creditors, to take any action to enforce this Deed and advises the Voting Secured Creditors at any time before or during the meeting that the Security Trustee will not take that action in relation to the enforcement of this Deed unless it is personally indemnified by the Voting Secured Creditors to its reasonable satisfaction against all actions, proceedings, claims and demands to which it may render itself liable, and all costs, charges, damages and expenses which it may incur, in relation to the enforcement of this Deed and given funds to the extent to which it may become liable (including costs and expenses); and

            (b)         (VOTING SECURED CREDITORS REFUSE TO GRANT INDEMNITY):
                        the Voting Secured Creditors refuse to grant the requested indemnity and give it funds,

            the Security Trustee will not be obliged to act in relation to the enforcement of this Deed. In these circumstances, the Voting Secured Creditors may then exercise such powers, and enjoy such protections and indemnities, of the Security Trustee under this Deed, any Security Interest or any other document or agreement at any time created or entered into in favour of the Security Trustee as security for the Secured Moneys or by law as they determine by Extraordinary Resolution. The Security Trustee will not be liable in any manner whatsoever if the Voting Secured Creditors exercise, or do not exercise, the rights given to them in the preceding sentence.

8.5          NOTICE TO ISSUER TRUSTEE AND THE MANAGER

            If the Voting Secured Creditors pass an Extraordinary Resolution referred to in clause 8.2 at a meeting convened following an Event of Default, the Security Trustee must notify the Issuer Trustee and the Manager in writing within 1 Business Day after such Extraordinary



                                                                             21.

            Resolution is so passed.

8.6         MANAGER CONVENES MEETING

            If the Security Trustee fails to convene a meeting, or to propose the necessary Extraordinary Resolutions, in accordance with clause 8.1(b), the Manager must convene a meeting of Voting Secured Creditors or propose the necessary Extraordinary Resolutions (as the case may be), in accordance with this clause 8, which meeting is to have only the same powers as if convened by the Security Trustee and is to be conducted in accordance with the provisions of the Annexure, in which event all references in this Deed and the Annexure to the Security Trustee in relation to the requirements of meetings of Voting Secured Creditors will be read and construed, mutatis mutandis, as references to the Manager.

8.7         NOTICE OF EVENT OF DEFAULT

            If the Security Trustee becomes aware of the occurrence of an Event of Default, and the Issuer Trustee has not given the Security Trustee notice in accordance with clause 6.2(e), the Security Trustee must promptly give the Issuer Trustee notice of the occurrence of the Event of Default.

8.8         NOTICE OF ACTION TO REMEDY EVENT OF DEFAULT

            If the Issuer Trustee and the Manager take any action or procedures to remedy an Event of Default, both the Issuer Trustee and the Manager must keep the Security Trustee informed of those actions and procedures.

--------------------------------------------------------------------------------
9.          ENFORCEMENT

9.1         POWER TO DEAL WITH AND PROTECTION OF THE CHARGED PROPERTY

            If the Charge crystallises and becomes fixed pursuant to the provisions of this Deed:

            (a) (POWER TO DEAL WITH THE CHARGED PROPERTY CEASES): the Issuer Trustee's power to deal with the Charged Property will, subject to clauses 2.7, 4.5 and 4.6, immediately cease; and

            (b) (PROTECTION OF CHARGED PROPERTY): the Security Trustee will have the right either in its own name or in the name of the Issuer Trustee to immediately seek and obtain appropriate relief in relation to that part of the Charged Property affected or threatened by the relevant Event of Default.

9.2         RESTRICTIONS ON POWER TO ENFORCE

            If an Event of Default occurs, the Security Trustee must not declare the Secured Moneys immediately due and payable under clause 9.6, appoint a Receiver under clause 10 or, subject to the operation of clauses 4.4 to 4.7 (inclusive), otherwise enforce the Charge unless:

            (a) (SECURED CREDITORS AUTHORISE ACTION): the Voting Secured Creditors have passed an Extraordinary Resolution referred to in clause 8.2 or at a meeting convened pursuant to clause 8.6 or pursuant to clause 2 of the Annexure; or

            (b) (DELAY WOULD BE PREJUDICIAL): in the opinion of the Security Trustee, the delay required to obtain the directions of the Voting Secured Creditors in accordance with clause 8.2 would be prejudicial to the interests of the Secured Creditors



                                                                             22.

                        as a class (in which case the Security Trustee must take those actions).

9.3         NO OBLIGATION TO ENFORCE

            Upon the occurrence of an Event of Default, subject to clauses 8.1,
            9.2 and 15.3, pending the receipt of directions from the Voting Secured Creditors as contemplated by clauses 8.2, 8.3 and 8.4, the Security Trustee is not bound to take any action under this Deed or give any consent or waiver or make any determination under this Deed (including, without limiting the generality of the foregoing, to appoint any Receiver, to declare the Charge enforceable or the Secured Moneys immediately due and payable or to take any other proceedings). Nothing in this clause affects the operation of clause
            4.4 upon the occurrence of an Event of Default or the Charge becoming enforceable prior to the Security Trustee receiving directions from the Voting Secured Creditors.

9.4         LIMITATION ON RIGHTS OF SECURED CREDITORS

            Subject to clause 8.4:

            (a) (POWERS EXERCISABLE BY SECURITY TRUSTEE ONLY): the powers, rights and remedies conferred on the Security Trustee by this Deed are exercisable by the Security Trustee only, and no Secured Creditor is entitled to exercise the same or any of them; and

            (b) (SECURED CREDITORS CANNOT ENFORCE): without limiting the generality of the foregoing, no Secured Creditor is entitled to enforce the Charge or the provisions of this Deed exercisable by the Security Trustee or to appoint a Receiver to any of the Charged Property or otherwise to exercise any power conferred by the terms of any applicable law on chargees.

9.5         IMMATERIAL WAIVERS

            The Security Trustee may, on such terms and conditions as it may deem expedient, without the consent of the Secured Creditors, and without prejudice to its rights in respect of any subsequent breach:

            (a) (WAIVER OF BREACHES): agree to any waiver or authorisation of any breach or proposed breach of any of the terms and conditions of the Transaction Documents; and

            (b) (WAIVER OF EVENTS OF DEFAULT): determine that any event that would otherwise be an Event of Default will not be treated as an Event of Default for the purpose of this Deed,

            which is not, in the opinion of the Security Trustee, materially prejudicial to the interests of the Secured Creditors as a class. No such waiver, authorisation or determination may be made in contravention of any prior directions contained in an Extraordinary Resolution of the Voting Secured Creditors. Any such waiver, authorisation or determination will, if the Security Trustee so requires, be notified to the Secured Creditors by the Manager as soon as practicable after it is made in accordance with this Deed.

9.6        ACCELERATION OF SECURED MONEYS FOLLOWING EVENT OF DEFAULT

            If any Event of Default occurs, at any time thereafter if the Event of Default is continuing, the Security Trustee may, by written notice to the Issuer Trustee and the Manager, declare in accordance with this Deed the Secured Moneys to be immediately due and payable, whereupon the Secured Moneys will immediately become due and payable (subject to the



                                                                             23.

            limitation contained in clause 20.13 of the Trust Deed or any equivalent limitation in relation to the relevant Secured Moneys).

--------------------------------------------------------------------------------
10.          RECEIVERS - APPOINTMENT AND POWERS

10.1         APPOINTMENT OF RECEIVER

            (a) (CONDITIONS OF APPOINTMENT): Following the occurrence of an Event of Default, if the Voting Secured Creditors pass the Extraordinary Resolutions under or referred to in clause 8.2(b) the Security Trustee must appoint in writing a person or persons to be a receiver or receiver and manager of the Charged Property to deal with the Charged Property in accordance with any instructions given by the Voting Secured Creditors by Extraordinary Resolution and may withdraw the appointment of any such Receiver as to the Charged Property and in case of the removal retirement or death of any such Receiver may appoint another person or persons in its place on substantially the same terms as the previous Receiver.

            (b) (NO LIABILITY FOR RECEIVER): Neither the Issuer Trustee nor the Security Trustee will be responsible for anything done or not done by a Receiver. However, the Security Trustee must to the extent of a prudent security trustee monitor the performance by any person or persons appointed by it under clause 10.1(a) of that person's or those persons' duties as Receiver of the Charged Property.

10.2        JOINT RECEIVERS

            If more than one person is appointed as a Receiver of the Charged Property, the Security Trustee may specify whether such appointment and the powers of each such person will at its option be joint or joint and several and, failing such specification such appointment and the powers of each such person will be deemed to be joint and several.

10.3        REMUNERATION OF RECEIVER

            The Security Trustee must fix the remuneration of a Receiver in accordance with the terms of the Extraordinary Resolution passed under clause 8.2(b).

10.4        INDEMNIFICATION OF RECEIVER

            Without limiting the generality of clause 10.7, each Receiver must be granted an indemnity for its remuneration, costs, liabilities and expenses by the Security Trustee. However, the Security Trustee will not be required to grant such indemnity to a Receiver unless it is reasonably satisfied that its liability under that indemnity is limited so as not to exceed the Security Trustee's right of indemnity out of the Security Trust Fund. Any moneys payable by the Security Trustee under such an indemnity must be paid out of the Charged Property in accordance with this Deed and will form part of the Secured Moneys.

10.5        APPOINTMENT OVER PART

            The power to appoint a Receiver over all of the Charged Property may be exercised whether or not a Receiver has already been appointed over part of it.

10.6        POWERS OF RECEIVER

            A Receiver, without the need for any consent from the Issuer Trustee, has all of the following powers in addition to any of the other powers conferred by this Deed:



                                                                             24.

            (a) (TO TAKE POSSESSION): to enter, take possession of, have access to, make use of and collect and manage the Charged Property;

            (b) (TO COLLECT MONEYS): to convert, liquidate and reduce the Charged Property into money and, except as provided in clause 13.6, to convert any of the Charged Property denominated in a Foreign Currency into Australian dollars;

            (c) (TO CARRY ON BUSINESS): to carry on or concur in carrying on any business then conducted by the Issuer Trustee and to effect all insurances and do all acts which the Issuer Trustee might do in the ordinary course of such business for the protection or improvement of the Charged Property;

            (d) (TO BORROW OR RAISE MONEY): to borrow or raise in any way from the Security Trustee or any other person any moneys which may be required for the purposes referred to in this Deed and in the name of the Issuer Trustee or otherwise to secure any moneys so borrowed or raised by the grant of any Security Interest over the Charged Property or any part thereof so that such Security Interest ranks in priority to, equally with or after the Charge, provided that the Security Trustee will not be bound to enquire as to the necessity or propriety of any such borrowing or raising nor be responsible for the misapplication or non-application of any moneys so borrowed or raised;

            (e) (TO EMPLOY): to employ managers, solicitors, auctioneers, brokers, consultants, professional advisers, workmen, officers, agents, employees and servants, including any person associated with a firm or company in which the Receiver is a member or in which he is interested and such person may charge for his services as if he had been independently retained for all or any of the purposes in this Deed referred to at such salaries or remuneration as the Receiver thinks fit and without the need for further enquiry and, without thereby incurring any liability to the Issuer Trustee, may act upon such person's advice as to the timing of or any incident or term of any sale including whether or not the Charged Property should be offered for sale by auction and as to the need for and amount of any reserve price and as to the adequacy of any rent or of any price obtainable on sale by private treaty;

            (f) (TO SELL PROPERTY): to sell or concur in selling whether or not the Receiver has taken possession of the Charged Property, by public auction, private treaty or tender, for cash or on credit, in one lot or in parcels with or without special conditions or stipulations as to title, the time and the mode of payment of purchase moneys and otherwise, as the Receiver thinks fit with power to allow the purchase moneys to remain on mortgage over the property sold or on any other security or without any security and upon such other terms and conditions as the Receiver considers expedient with full power to buy in and to rescind or vary any contract for sale and to resell without being responsible for loss and to exercise all or any rights, powers and remedies of the Issuer Trustee thereunder and to execute such contracts, deeds, agreements, transfers, assignments and assurances of all or any part of the Charged Property in the name and on behalf of the Issuer Trustee or otherwise and to do all other acts and things for implementing and completing any such sale that the Receiver deems necessary;

            (g) (TO GIVE UP POSSESSION): to give up possession of the Charged Property at any time;

            (h) (TO INVEST PROCEEDS AGAINST CONTINGENCIES): if any of the Secured Moneys are contingent, to invest deposit or hold any part of the Charged Property in such form or in such mode of investment for the time being as the Receiver in its



                                                                             25.

                        absolute discretion thinks fit, with like power to vary, transpose or re-invest such investments or deposits from time to time until such part of the Secured Moneys cease to be contingent;

            (i) (TO ENTER INTO CONTRACTS): to enter into, vary or terminate any contract, undertaking, covenant, instrument, obligation or arrangement with any person for any purpose connected with this Deed or the Charged Property or in furtherance of any power in this Deed upon such terms and conditions as the Receiver in its absolute discretion thinks fit including, without limitation, granting or conferring options to in favour of or exercisable by any person for the purpose of or in connection with the sale, purchase, leasing or hiring of the Charged Property;

            (j) (TO PERFORM CONTRACTS): to perform, observe and carry out and enforce specific performance of, to exercise or refrain from exercising, the Issuer Trustee's rights and powers under, to obtain the benefit of and to vary or rescind, all contracts and rights forming part of the Charged Property and all instruments and arrangements entered into or held by the Issuer Trustee;

            (k) (TO TAKE PROCEEDINGS): to institute, conduct or defend any proceedings in law, equity or bankruptcy and to submit to arbitration in the name of the Issuer Trustee or otherwise and on any terms any proceeding, claim, question or dispute in connection with the Charged Property or otherwise;

            (l) (TO COMPROMISE): to make any settlement, arrangement or compromise regarding any action or dispute arising in connection with the Charged Property, to grant to any person involved therein time or other indulgence and to execute such releases or discharges in connection therewith as the Receiver thinks expedient in the interests of the Security Trustee;

            (m) (TO APPEAL): to appeal against or to enforce any judgment or order;

            (n) (TO BANKRUPT DEBTORS AND WIND-UP COMPANIES): to make debtors bankrupt and to wind-up companies and to do all things in connection with any bankruptcy or winding up which the Receiver thinks necessary for the recovery or protection of the Charged Property or any part thereof or for the security or other benefit of the Security Trustee or the Secured Creditors;

            (o) (TO DELEGATE): with the consent in writing of the Security Trustee, to delegate to any person for such time or times as the Security Trustee approves, any of the powers in this Deed conferred upon the Receiver including this power of delegation;

            (p) (TO FILE): to file all certificates, registrations and other documents and to take any and all action on behalf of the Issuer Trustee which the Security Trustee or Receiver believes necessary to protect, preserve or improve any or all of the Charged Property and the rights of the Issuer Trustee and the Security Trustee in respect of any agreement for sale and to obtain for the Security Trustee all of the benefits of this Deed and in particular the placing of the Issuer Trustee into liquidation or the appointment of a Receiver is deemed to be an event against which the Security Trustee may protect its rights;

            (q) (TO OPERATE BANK ACCOUNTS): to operate to the exclusion of the Issuer Trustee any bank account in the name of the Issuer Trustee whether alone or jointly and to withdraw any moneys to the credit of such account and to sign and endorse or to authorise others to sign and endorse in the name of the Issuer Trustee



                                                                             26.

                        cheques, promissory notes, bills of exchange and other negotiable instruments;

            (r) (TO EXERCISE ISSUER TRUSTEE'S POWERS): to exercise all the powers, rights and entitlements conferred upon the Issuer Trustee under the terms of, or pursuant to the general law or Statute in respect of, any Charged Property;

            (s) (TO DO ALL OTHER THINGS NECESSARY): to do all things necessary to perform observe and fulfil any of the covenants on the part of the Issuer Trustee under this Deed; and

            (t) (TO DO SUCH THINGS AS ARE EXPEDIENT): to do all such other acts and things without limitation as it thinks expedient for the interests of the Security Trustee or the Secured Creditors,

            and will have such further powers and discretions as the Security Trustee by notice in writing to the Receiver confers upon the Receiver for the purposes referred to in this clause 10.6.

10.7        INDEMNITY

            The Security Trustee may give such indemnities to the Receiver in respect of the performance by the Receiver of his duties as are permitted by law and if the Security Trustee is obliged to pay any moneys pursuant to any such indemnity the same will become part of the Secured Moneys.

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11.         POWERS AND PROTECTIONS FOR SECURITY TRUSTEE AND RECEIVER AND POWER
            OF ATTORNEY

11.1        SECURITY TRUSTEE HAS POWERS OF RECEIVER

            At any time after an Event of Default occurs, the Security Trustee, in addition to the powers conferred on it by any other provision of this Deed or by law, may, without giving any notice, exercise all or any of the powers conferred on a Receiver, or which would be conferred on a Receiver if appointed by this Deed, as if the same had been expressly conferred on the Security Trustee and the Security Trustee may itself exercise such powers, authorities and discretions and/or may appoint an agent or joint and/or several agents for that purpose. When any such agent(s) are appointed the Security Trustee may:

            (a) (REMUNERATION OF AGENT): fix the remuneration of such agent(s) upon the same basis that such agent(s) would have been entitled to remuneration if appointed as Receiver(s) pursuant to the provisions of clause 10.3 or otherwise pay the reasonable charges of such agent(s);

            (b) (WITHDRAW APPOINTMENT OF AGENT): withdraw the appointments of any such agent(s); and

            (c) (APPOINT ANOTHER AGENT): in the case of the removal retirement or death of any such agent(s) may appoint another person or persons in its place.

11.2        ACT JOINTLY

            The Security Trustee or Receiver may exercise any of the powers conferred upon the Security Trustee or the Receiver in conjunction with the exercise of similar powers by the holder of any other Security Interests over the Charged Property or part thereof or by any receiver appointed by such holder and may enter into and give effect to such agreements



                                                                             27.

            and arrangements with such other holder or receiver as the Security Trustee or Receiver thinks fit.

11.3        NO LIABILITY FOR LOSS

            The Security Trustee is not nor is any Receiver liable or otherwise accountable for any omission, delay or mistake or any loss or irregularity in or about the exercise, attempted exercise, non-exercise or purported exercise of any of the powers of the Security Trustee or of the Receiver except for fraud, negligence or wilful default.

11.4        NO LIABILITY TO ACCOUNT AS MORTGAGEE IN POSSESSION

            Neither the Security Trustee nor any Receiver will by reason of the Security Trustee or the Receiver entering into possession of the Charged Property or any part thereof be liable to account as mortgagee or chargee in possession or for anything except actual receipts or be liable for any loss upon realisation or for any default, omission, delay or mistake for which a mortgagee or chargee in possession might be liable.

11.5        NO CONFLICT

            The Security Trustee and any Receiver may exercise any power under this Deed notwithstanding that the exercise of that power involves a conflict between any duty owed to the Issuer Trustee by the Security Trustee or such Receiver and:

            (a) (DUTY OWED TO OTHERS): any duty owed by the Security Trustee or Receiver to any other person; or

            (b) (INTEREST OF OTHERS): the interests of the Security Trustee or Receiver.

11.6        CONTRACT INVOLVING CONFLICT OF DUTY

            Any contract which involves any such conflict of duty or interest will not be void or voidable by virtue of any such conflict of duty or interest nor will the Security Trustee or a Receiver be liable to account to the Issuer Trustee or any other person for any moneys because of any such conflict of interest or duty.

11.7        POWER OF ATTORNEY

            The Issuer Trustee irrevocably appoints the Security Trustee, each Authorised Officer of the Security Trustee, any Receiver and such other person or persons as any of such Authorised Officers or Receiver (with, in the case of the Receiver, the prior consent of the Security Trustee) may for that purpose from time to time appoint, severally, the attorney and attorneys of the Issuer Trustee to, upon the occurrence of an Event of Default:

            (a) (ACTS): do all acts and things that under this Deed or implied in this Deed ought to be done by the Issuer Trustee;

            (b) (REGISTRATION): take all such steps and proceedings and to do and execute all such acts, deeds and things for securing, perfecting and registering this Deed;

            (c) (FURTHER ASSURANCE): execute in favour of the Issuer Trustee all such legal mortgages, fixed charges, transfers, assignments and other assurances of all or any part of the Charged Property and to do at any time all things necessary to ensure the expeditious stamping and registration of such mortgages, charges, transfers, assignments and other assurances;



                                                                             28.

            (d) (COMMENCE PROCEEDINGS): in the name and on behalf of the Issuer Trustee or in the name of the Security Trustee or the said attorney to ask demand sue for recover and receive of and from all and every person whomsoever and to give effectual receipts for all or any part of the Charged Property;

            (e) (DELEGATE): delegate such of its powers (including, and where applicable, this power of delegation) as the Security Trustee would be entitled to delegate under clause 14.3(k) if it held those powers in its own right rather than as attorney of the Issuer Trustee to any person for any period and may revoke a delegation;

            (f) (CONFLICTS): exercise or concur in exercising its powers even if the attorney has a conflict of duty in exercising its powers or has a direct or personal interest in the means or result of that exercise of powers; and

            (g) (FURTHER ACTS): perform and execute all such further and other acts deeds matters and things which will become necessary or be regarded by the Security Trustee or the said attorney as necessary for more satisfactorily securing the payment of the Secured Moneys or as expedient in relation to the Charged Property, as effectually as the Issuer Trustee could or might do and for all or any of the purposes described in paragraphs (a) to (g) above appoint any substitute or substitutes for any such attorney and to remove at pleasure any attorney or substitute. The Issuer Trustee ratifies and confirms and agrees to allow, ratify and confirm all and whatsoever its attorney lawfully does or causes to be done under and by virtue of this power of attorney and declares that this power of attorney is to continue to be of full force and effect until all such acts, deeds, payments, matters and things as the Security Trustee thinks proper to execute, perform, make, institute or carry through have been done, made and completed notwithstanding the determination of this Deed or of the agreements and arrangements referred to in this Deed. The Issuer Trustee declares that this power of attorney is irrevocable and is given as security.

11.8        SECURITY TRUSTEE MAY MAKE GOOD DEFAULT

            If the Issuer Trustee defaults in duly performing, observing and fulfilling any covenant on the part of the Issuer Trustee in this Deed contained or implied, it will be lawful for, but not obligatory upon the Security Trustee, without prejudice to any other power of the Security Trustee, to do all things and pay all moneys necessary or expedient in the opinion of the Security Trustee to make good or to attempt to make good such default to the satisfaction of the Security Trustee and all such moneys will form part of the Secured Moneys.

11.9        NOTICE FOR EXERCISE OF POWERS

            (a) (NO NOTICE REQUIRED): The powers conferred on the Security Trustee or the Receiver by this Deed, by any Statute or by the general law may be exercised by the Security Trustee, the Receiver or any attorney of the Issuer Trustee under this Deed, immediately upon or at any time after the Charge becomes enforceable without any notice or expiration of time being necessary.

            (b) (WHERE NOTICE IS MANDATORY): 1 day is fixed as the period:

                        (i) for which an Event of Default must continue before the Security Trustee may serve any notice in writing as may be specified in any Statute affecting the Security Trustee's powers; and



                                                                             29.

                        (ii) for which an Event of Default must continue after the service of notice before any power of sale given by any such Statute may be exercised.

11.10       BENEFIT FOR RECEIVER ETC.

            The Security Trustee will be deemed to have accepted the benefit of this clause 11 as agent for the Receiver and any attorney, agent or other person appointed under this Deed or by the Security Trustee who are not parties to this Deed and the Security Trustee will hold the benefit of such provisions on trust for the benefit of those grantees.

--------------------------------------------------------------------------------
12.         PROTECTION OF PERSONS DEALING WITH SECURITY TRUSTEE OR RECEIVER

12.1        NO ENQUIRY

            No purchaser or other person dealing with the Security Trustee, the Receiver or any attorney appointed under this Deed or to whom is tendered for registration an instrument executed by the Security Trustee, the Receiver or any attorney appointed under this Deed, will be bound to inquire as to whether any Event of Default has occurred or whether the Charge has become enforceable or whether any Secured Moneys are owing or payable or whether the Receiver or attorney has been properly appointed or the propriety or regularity of the exercise or purported exercise of any power by the Security Trustee, the Receiver or such attorney or any other matter or thing or be affected by actual or constructive notice that any lease, sale, dealing or instrument is unnecessary or improper and notwithstanding any irregularity or impropriety in any lease, sale, dealing or instrument the same will as regards the protection and title of the lessee, purchaser or such other person be deemed to be authorised by the aforesaid powers and will be valid and effectual accordingly.

12.2        RECEIPTS

            The receipt of the Security Trustee, the Receiver or any attorney appointed under this Deed of any moneys or assets which come into the hands of the Security Trustee, the Receiver or such attorney by virtue of the powers of the Security Trustee, the Receiver or the attorney will as to the moneys or assets paid or handed over effectually discharge the person, other than the Issuer Trustee, paying or handing over the money or assets from being concerned to see to the application or being answerable or accountable for any loss or misapplication thereof and from any liability to inquire whether the Charge has become enforceable or whether the Secured Moneys have become payable pursuant to the provisions of this Deed or otherwise as to the propriety or regularity of the appointment of such Receiver or attorney or the propriety or regularity of the exercise of such powers by the Security Trustee, the Receiver or the attorney (as the case may be).

--------------------------------------------------------------------------------
13.         APPLICATION OF MONEYS

13.1        PRIORITY OF PAYMENTS

            Subject to clause 13.6, all moneys received in connection with this Deed by the Security Trustee, or by a Receiver in relation to the Charged Property pursuant to the provisions of this Deed are to be applied as follows:

            (a)         (SECURITY TRUSTEE'S INDEMNITY AND THE PRIOR INTEREST):
                        first, rateably towards satisfaction of amounts which become owing or payable under clauses 16.1, 16.2 or 16.3 (except the Receiver's remuneration and the amounts referred to in the proviso to the definition of Secured Moneys), and in payment of the Prior



                                                                             30.

                        Interest;

            (b) (FEES): second, in payment rateably, of any fees and any liabilities, losses, costs, claims, actions, damages, expenses, demands, charges, stamp duties and other Taxes due to the Security Trustee, the Note Trustee or any Agent and the Receiver's remuneration;

            (c) (OUTGOINGS): third, in payment rateably of such other outgoings and/or liabilities that the Receiver, the Security Trustee or the Note Trustee has incurred in performing their obligations, or exercising their powers, under this Deed and, in the case of the Note Trustee, under the Note Trust Deed;

            (d) (PAYMENT OF PRIOR SECURITY INTEREST): fourth, in payment of other Security Interests (if any) over the Charged Property of which the Security Trustee is aware having priority to the Charge (other than the Prior Interest), in the order of their priority (and the Security Trustee and the Receiver are entitled to rely upon a certificate from the holder of the prior Security Interest as to the amount so secured and will not be bound to enquire further as to the accuracy of that amount or as to whether that amount or any part thereof is validly secured by such other prior Security Interest);

            (e) (PAYMENT OF CLASS A CURRENCY SWAP TERMINATION PROCEEDS TO CLASS A NOTEHOLDERS): fifth, in payment rateably to the Class A Noteholders of the Class A Currency Swap Termination Proceeds (if any) towards satisfaction of any Secured Moneys owing in relation to the Class A Notes (such Secured Moneys for this purpose will be denominated in US dollars);

            (f) (PAYMENT OF PREPAYMENT AMOUNTS): sixth, in payment rateably to each Secured Creditor of any Prepayment Amounts owing to that Secured Creditor;

            (g) (PAYMENT OF SECURED MONEYS TO SENIOR NOTEHOLDERS, THE CURRENCY SWAP PROVIDER, THE INTEREST RATE SWAP PROVIDER AND THE REDRAW FACILITY PROVIDER): seventh, in payment rateably to:

                        (i) subject to clause 13.5(b) in the case of the Class A Noteholders, to the Senior Noteholders of all other Secured Moneys owing in relation to the Senior Notes (such Secured Moneys in respect of the Class A Notes will be converted from US dollars to Australian dollars in accordance with clause 13.5(a)), to be applied amongst them:

                                    A.          first, towards all interest
                                                accrued but unpaid on the Senior
                                                Notes at that time (to be
                                                distributed rateably amongst the
                                                Senior Notes); and

                                    B.          second, in reduction of the
                                                Principal Balance in respect of
                                                the Senior Notes at that time
                                                (to be distributed rateably
                                                amongst the Senior Notes);

                        (ii) to the Redraw Facility Provider of the then Senior Redraw Facility Principal and the Senior Redraw Facility Interest Amount;

                        (iii) to each Interest Rate Swap Provider of any other Secured Moneys owing to that Interest Rate Swap Provider in respect of an Interest Rate Swap;

                        (iv) to the Currency Swap Provider of any Secured Moneys owing to the



                                                                             31.

                                    Currency Swap Provider in respect of the Class A Currency Swap; and

                        (v) to any other Stand-by Arrangement Provider of any Secured Moneys owing to that Stand-by Arrangement Provider in respect of the corresponding Stand-by Arrangement;

            (h) (PAYMENT OF EXCHANGE RATE DIFFERENTIAL TO CLASS A NOTEHOLDERS): if after the application of clause 13.5(b) in respect of any Australian dollar payments under clause 13.1(g), and after the application of clause 13.1(e), there are still Secured Moneys owing in respect of the Class A Notes (denominated in US dollars), eighth in payment, subject to clause 13.5(b), amongst the Class A Notes of such remaining Secured Moneys owing in relation to the Class A Notes until, after the further application of clause 13.5(b), all Secured Moneys owing in respect of the Class A Notes (denominated in US dollars) are paid to the Class A Noteholders;

            (i) (PAYMENT OF CLASS B CURRENCY SWAP TERMINATION PROCEEDS TO CLASS B NOTEHOLDERS): ninth, in payment rateably to the Class B Noteholders of the Class B Currency Swap Termination Proceeds (if any) towards satisfaction of any Secured Moneys owing in relation to the Class B Notes (such Secured Moneys for this purpose will be denominated in US dollars);

            (j) (PAYMENT OF SECURED MONEYS TO CLASS B NOTEHOLDERS, CURRENCY SWAP PROVIDER AND A$ SUBORDINATED NOTEHOLDERS): tenth, in payment rateably:

                        (i) subject to clause 13.5(b), to the Class B Noteholders of all other Secured Moneys owing in relation to the Class B Notes converted from US dollars to Australian dollars in accordance with clause 13.5(a), to be applied amongst them:

                                    A.          first, towards all interest
                                                accrued but unpaid on the Class
                                                B Notes at that time (to be
                                                distributed rateably amongst
                                                such Class B Notes); and

                                    B.          second, in reduction of the
                                                Principal Balance in respect of
                                                the Class B Notes at that time
                                                (to be distributed rateably
                                                amongst the Class B Notes);

                        (ii) to the Currency Swap Provider of any Secured Moneys owing to the Currency Swap Provider in respect of the Class B Currency Swap; and

                        (iii) to the A$ Subordinated Noteholders, of all Secured Moneys owing in relation to the A$ Subordinated Notes, to be applied amongst them:

                                    A.          first towards all interest
                                                accrued but unpaid on the A$
                                                Subordinated Notes at that time
                                                (to be distributed rateably
                                                amongst such A$ Subordinated
                                                Notes); and

                                    B.          second, in reduction of the
                                                Principal Balance in respect of
                                                the A$ Subordinated Notes at
                                                that time (to be distributed
                                                rateably amongst the A$
                                                Subordinated Notes);

            (k) (PAYMENT OF EXCHANGE RATE DIFFERENTIAL TO CLASS B NOTEHOLDERS): if after the application of clause 13.5(b) in respect of any Australian dollar payments



                                                                             32.

                        under clause 13.1(j), and after the application of clause 13.1(i), there are still Secured Moneys owing in respect of the Class B Notes (denominated in US dollars), eleventh in payment, subject to clause 13.5(b), amongst the Class B Notes of such remaining Secured Moneys owing in relation to the Class B Notes until, after the further application of clause 13.5(b), all Secured Moneys owing in respect of the Class B Notes (denominated in US dollars) are paid to the Class B Noteholders;

            (l) (SUBORDINATED REDRAW FACILITY AMOUNTS): twelfth, to the Redraw Facility Provider of any remaining Secured Moneys owing to the Redraw Facility Provider in respect of the Redraw Facility Agreement;

            (m) (OTHER SECURED MONEYS): thirteenth, to pay rateably to each Secured Creditor any remaining amounts forming part of the Secured Moneys and owing to that Secured Creditor;

            (n) (SUBSEQUENT SECURITY INTERESTS): fourteenth, in payment of subsequent Security Interests over the Charged Property of which the Security Trustee is aware, in the order of their priority and the Security Trustee and the Receiver will be entitled to rely upon a certificate from the holder of any subsequent Security Interests as to the amount so secured and will not be bound to enquire further as to the accuracy of that amount or as to whether that amount or any part thereof is validly secured by the subsequent Security Interests; and

            (o) (SURPLUS): fifteenth, to pay the surplus (if any) to the Issuer Trustee to be distributed by the Issuer Trustee in accordance with the terms of the Trust Deed and the Sub-Fund Notice but will not carry interest as against the Security Trustee.

13.2        MONEYS RECEIVED

            In applying any moneys towards satisfaction of the Secured Moneys the Issuer Trustee will be credited only with so much of the moneys available for that purpose as the Security Trustee or the Receiver has actually received and not required for whatever reason to be disgorged, such credit to date from the time of such receipt.

13.3        APPLICATION OF MONEYS

            Notwithstanding any principle or presumption of law to the contrary or any direction given at the time of it being received by the Security Trustee or the Receiver, the Security Trustee and the Receiver each has, subject to this Deed, an absolute discretion without the need to communicate its election to any person to apply any payment or credit received by it under this Deed in reduction of any part or parts of the Secured Moneys, whenever and on whatever account the same became secured.

13.4        INVESTMENT OF FUNDS

            Unless expressly provided in this Deed, all moneys received by the Security Trustee following the Charge becoming enforceable and not required to be immediately applied under this Deed will be invested by the Security Trustee as it thinks appropriate in Authorised Investments on the following terms and conditions:

            (a) (MAY VARY): the Security Trustee may from time to time vary and deal with or dispose of such investments; and

            (b) (MATURITY): the Security Trustee must invest only in Authorised Investments



                                                                             33.

                        that mature such that the Security Trustee is able to distribute the proceeds of those investments in or towards discharge of the Secured Moneys as they become due and payable.

13.5        CONVERSION INTO A$ OF NOTES DENOMINATED IN US$

            (a) (CONVERSION FOR THE PURPOSES OF CLASS A NOTES): In calculating the amount of any Secured Moneys to be distributed to the Class A Noteholders in accordance with clause 13.1(g)(i) and the Class B Noteholders in accordance with clause 13.1(j)(i), the Security Trustee will convert the amount of such Secured Moneys from US dollars to Australian dollars at the exchange rate below which produces the lowest amount in Australian dollars:

                        (i)         the A$ Exchange Rate; or

                        (ii) the spot exchange rate as advised to the Security Trustee by the Manager between US dollars and Australian dollars used for the calculation of any amounts payable on the occurrence of an "Early Termination Date" (if any) under:

                                    A.          the Class A Currency Swap for
                                                the Class A Notes; and

                                    B.          the Class B Currency Swap for
                                                the Class B Notes.

            (b) (PAYMENTS IN US$): All actual payments to the US$ Noteholders by the Security Trustee pursuant to this Deed must be made in US dollars. The Security Trustee must convert (and pay to the US$ Noteholders) all Australian dollar amounts payable to those Noteholders under clauses 13.1(g), (h), (j) and (k) at the rate that it is able to acquire US dollars in the Australian spot foreign exchange market. It need only apply so many Australian dollars for this purpose as is sufficient to acquire the necessary US dollars when combined with the US dollars (if any) from the application of clause 13.1(e) and clause 13.1(i), as equals the Secured Moneys (denominated in US dollars) owing in respect of the Class A Notes and the Class B Notes (determined for the purposes of clauses 13.1(g)(i) and 13.1(j)(i) in accordance with clause 13.5(a)) as applicable. If, after the application of this clause 13.5(b):

                        (i) in respect of the Class A Notes, there is any surplus of Australian dollars these are to be applied in accordance with clause 13.1(h) (and, if necessary, clauses 13.1(i) to (n)) to the other Secured Creditors referred to therein (if necessary); and

                        (ii) in respect of the Class B Notes, there is any surplus of Australian dollars these are to be applied in accordance with clause 13.1(k) (and, if necessary, clauses 13.1(l) to (n)) to the other Secured Creditors referred to therein (if necessary).

            (c) (VOTING ENTITLEMENTS): In calculating the Secured Moneys in respect of the US$ Notes for the purposes of the definitions of "Voting Entitlements" and "Voting Secured Creditors" and the Secured Moneys for the Annexure, such Secured Moneys will be converted to Australian dollars from US dollars in accordance with clause 13.5(a) provided that the relevant rate for exchange will be that referred to in clause 13.5(a)(i) where an "Early Termination Date" under the Class A Currency Swap, in the case of the Class A Notes, or under the Class B Currency Swap, in the case of the Class B Notes, has not occurred.



                                                                             34.
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13.6        APPLICATION OF CURRENCY SWAP TERMINATION PROCEEDS

            Any Class A Currency Swap Termination Proceeds or Class B Currency Swap Termination Proceeds received by the Security Trustee must be retained by the Security Trustee in US dollars and must be invested by it in a US dollar interest bearing account with a bank or other financial institution selected by it and must be applied, if there are any Secured Moneys owing in respect of the Class A Notes or the Class B Notes, first in accordance with clause 13.1(e) or 13.1(i), as applicable. If there are no such Secured Moneys owing in respect of the Class A Notes or the Class B Notes, or only part of the Class A Currency Swap Termination Proceeds and Class B Currency Swap Termination Proceeds are sufficient to pay all Secured Moneys (denominated in US dollars) owing in respect of the Class A Notes or the Class B Notes, the balance may be converted to Australian dollars for application in accordance with clause 13.1.

13.7        SATISFACTION OF DEBTS

            Each Secured Creditor will accept the distribution of money to it under clause 13.1 in full and final satisfaction of all Secured Moneys owing to it and any debt represented by any shortfall after any final distribution under clause 13.1 will thereupon be extinguished.

--------------------------------------------------------------------------------
14.         SUPPLEMENTAL SECURITY TRUSTEE PROVISIONS

14.1        LIMITATIONS ON POWERS AND DUTIES OF SECURITY TRUSTEE

            Notwithstanding any other provision of this Deed, unless and until there is an Event of Default, the Security Trustee has no powers, rights, duties or responsibilities other than:

            (a) (TO HOLD ON TRUST): the duty to hold the Security Trust Fund on trust;

            (b) (TO TAKE THE BENEFIT OF THE CHARGE): the power to take the benefit of the Charge (but not to take any action to enforce the Charge); and

            (c)         (PRE-DEFAULT ACTION): the power to perform a Pre-Default
                        Action.

            Prior to the Security Trustee becoming aware of the occurrence of an Event of Default, the Security Trustee is not required to take and may not take any action under this Deed other than Pre-Default Actions.

14.2        LIMITATION ON SECURITY TRUSTEE'S ACTIONS

            Notwithstanding knowledge by or notice to the Security Trustee of any breach anticipatory or actual, of, or default under, any covenant, obligation, condition or provision by the Issuer Trustee or the Manager contained in or imposed by any Transaction Document, the Security Trustee is only required to take all such steps and do all such things as it is empowered to do having regard to the powers, authorities and discretions vested in it pursuant to this Deed and the obligations imposed on the Security Trustee by this Deed.

14.3        ADDITIONAL POWERS, PROTECTIONS, ETC.

            By way of supplement to any Statute regulating the Security Trust and in addition to the powers, rights and protections which may from time to time be vested in or available to the Security Trustee by the general law, it is expressly declared, notwithstanding anything to the contrary in this Deed (and subject only to clause 15.3) as follows:

            (a) (LIABILITY TO ACCOUNT): The Security Trustee is under no obligation to account to any Interested Person for any moneys received pursuant to this Deed other



                                                                             35.
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                        than those received by the Security Trustee from the
                        Issuer Trustee or received or recovered by the Security Trustee or the Receiver under this Deed, subject always to such deductions and withholdings by the Security Trustee or the Receiver as are authorised by this Deed. Subject to clauses 14.4 and 15.3, the liabilities of the Security Trustee to any Interested Person or any other person under or in connection with this Deed can only be enforced against the Security Trustee to the extent to which they can be satisfied out of such moneys in accordance with this Deed.

            (b) (ACT ON PROFESSIONAL ADVICE): The Security Trustee may act on the opinion or advice of, or information obtained from, any lawyer, valuer, banker, broker, accountant or other expert appointed by the Security Trustee or by a person other than Security Trustee where that opinion, advice or information is addressed to the Security Trustee or by its terms is expressed to be capable of being relied upon by the Security Trustee. The Security Trustee will not be responsible to any Interested Person for any loss occasioned by so acting. Any such opinion, advice or information may be sent or obtained by letter, telex or facsimile transmission and the Security Trustee will not be liable to any Interested Person for acting in good faith on any opinion, advice or information purporting to be conveyed by such means even though it contains some error which is not a manifest error or is not authentic.

            (c) (NO ENQUIRY): The Security Trustee is not bound to give notice to any person of the execution of this Deed to take any steps to ascertain whether there has occurred any Event of Default or event which, with the giving of notice or the lapse of time would constitute an Event of Default or to keep itself informed about the circumstances of the Issuer Trustee or the Manager and, until it has knowledge or express notice to the contrary, the Security Trustee may assume that no Event of Default has occurred and that the Issuer Trustee and the Manager and any other party to the Transaction Documents (other than the Security Trustee) are observing and performing all the obligations on their part contained in the Transaction Documents and need not inquire whether that is, in fact, the case.

            (d) (NOTICE OF EVENT OF DEFAULT): The Security Trustee is not obliged to notify the Secured Creditors of the happening of any Event of Default except in the circumstances set out in clause 8.1.

            (e) (ACTS PURSUANT TO RESOLUTIONS): The Security Trustee will not be responsible for having acted in good faith upon any resolution purporting to have been passed at any meeting of the Voting Secured Creditors in respect of which minutes have been made and signed even though it may subsequently be found that there was some defect in the constitution of such meeting or the passing of such resolution or that for any reason such resolution was not valid or binding upon the Secured Creditors or upon the Security Trustee.

            (f) (RELIANCE): The Security Trustee is, for any purpose and at any time, entitled to rely on, act upon, accept and regard as conclusive and sufficient (without being in any way bound to call for further evidence or information or being responsible for any loss that may be occasioned by such reliance, acceptance or regard) any of the following:

                        (i) any information, report, balance sheet, profit and loss account, certificate or statement supplied by the Issuer Trustee or the Manager or by any officer, auditor or solicitor of the Issuer Trustee or the



                                                                             36.

                                    Manager;

                        (ii) all statements (including statements made or given to the best of the maker's knowledge and belief or similarly qualified) contained in any information, report, balance sheet, profit and loss account, certificate or statement given pursuant to or in relation to this Deed, the Trust Deed or the Sub-Fund Notice;

                        (iii) all accounts supplied to the Security Trustee pursuant to this Deed and all reports of the Auditor supplied to the Security Trustee; and

                        (iv) notices and other information supplied to the Security Trustee under this Deed,

                        save, in each case, when it is aware that the information supplied pursuant to subclauses (i) to (iv) is incorrect or incomplete.

            (g) (DIRECTOR'S CERTIFICATES): The Security Trustee may call for and may accept as sufficient evidence of any fact or matter or of the expediency of any dealing, transaction, step or thing a certificate signed by any two directors or duly authorised officers of the Issuer Trustee or the Manager as to any fact or matter upon which the Security Trustee may, in the exercise of any of its duties, powers, authorities and discretions under this Deed, require to be satisfied or to have information to the effect that in the opinion of the person or persons so certifying any particular dealing, transaction, step or thing is expedient and the Security Trustee will not be bound to call for further evidence and will not be responsible for any loss that may be occasioned by acting on any such certificate.

            (h) (CUSTODY OF DOCUMENTS): The Security Trustee may hold or deposit this Deed and any deed or documents relating to this Deed or to the Transaction Documents with any banker or banking company or entity whose business includes undertaking the safe custody of deeds or documents or with any lawyer or firm of lawyers believed by it to be of good repute and the Security Trustee will not be responsible for any loss incurred in connection with any such holding or deposit and may pay all sums to be paid on account of or in respect of any such deposit.

            (i) (DISCRETION): The Security Trustee, as regards all the powers, trusts, authorities and discretions vested in it, has, subject to any express provision to the contrary contained in this Deed, absolute and uncontrolled discretion as to the exercise of such powers, authorities, trusts and discretions and, in the absence of fraud, negligence or wilful default on its part, will be in no way responsible to any Interested Person or any other person for any loss, costs, damages, expenses or inconvenience which may result from the exercise or non-exercise of such powers, authorities, trusts and discretions.

            (j) (EMPLOY AGENTS): Wherever it considers it expedient in the interests of the Secured Creditors, the Security Trustee may, instead of acting personally, employ and pay an agent selected by it, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting any business and to do or concur in doing all acts required to be done by the Security Trustee (including the receipt and payment of money under this Deed). The Security Trustee will not be responsible to any Interested Person for any misconduct, or default on the part of any such person appointed by it under this Deed or be bound to supervise the proceedings or acts of any



                                                                             37.

                        such person, provided that any such person will be a person who is in the opinion of the Security Trustee appropriately qualified to do any such things and is otherwise selected with reasonable care and in good faith. Any such agent being a lawyer, banker, broker or other person engaged in any profession or business will be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or her or any partner of his or her or by his or her firm in connection with this Deed and also his or her reasonable charges in addition to disbursements for all other work and business done and all time spent by him or her or his or her partners or firm on matters arising in connection with this Deed including matters which might or should have been attended to in person by a trustee not being a lawyer, banker, broker or other professional person.

            (k) (DELEGATION): Subject to clause 14.7, the Security Trustee may whenever it thinks it expedient in the interests of Secured Creditors delegate to any person or fluctuating body of persons selected by it all or any of the duties, powers, authorities, trusts and discretions vested in the Security Trustee by this Deed provided that, except as provided in any Transaction Documents, the Security Trustee may not delegate to such third parties any material part of its powers, duties or obligations as Security Trustee. Any such delegation may be by power of attorney or in such other manner as the Security Trustee may think fit and may be made upon such terms and conditions (including power to sub-delegate) and subject to such regulations as the Security Trustee may think fit. Provided that the Security Trustee has exercised reasonable care and good faith in the selection of such delegate, it will not be under any obligation to any Interested Person to supervise the proceedings or be in any way responsible for any loss incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate.

            (l) (APPLY TO COURT): The Security Trustee may, whenever it thinks it expedient in the interests of the Secured Creditors, apply to any court for directions in relation to any question of law or fact arising either before or after an Event of Default and assent to, or approve, any applications of any Secured Creditor the Issuer Trustee or the Manager.

            (m) (DISCLOSURE): Subject to this Deed, any applicable laws and any duty of confidentiality owed by any Interested Person to any other person, the Security Trustee may, for the purpose of meeting its obligations under this Deed, disclose to any Secured Creditor any confidential, financial or other information made available to the Security Trustee by the Issuer Trustee, the Manager, any other Interested Person or any other person in connection with this Deed.

            (n) (DETERMINATION): The Security Trustee, as between itself and the Secured Creditors, has full power to determine (acting reasonably and in good faith) all questions and doubts arising in relation to any of the provisions of this Deed and every such determination, whether made upon such a question actually raised or implied in the acts or proceedings of the Security Trustee, will be conclusive and will bind the Security Trustee and the Secured Creditors.

            (o) (DEFECT IN TITLE): The Security Trustee is not bound or concerned to examine or enquire into nor be liable for any defect or failure in the title of the Issuer Trustee to the Charged Property and is entitled to accept any such title without requisition or objection.

            (p) (NOTICE OF CHARGE OR ENFORCEMENT): The Security Trustee is under no



                                                                             38.

                        obligation to give any notice of the Charge to any debtors of the Issuer Trustee or to any purchaser or any other person whomsoever or, subject to this Deed, to enforce payment of any moneys payable to the Issuer Trustee or to realise any of the Charged Property or to take any steps or proceedings for that purpose unless the Security Trustee thinks fit to do so.

            (q) (GIVE UP POSSESSION OF CHARGED PROPERTY): The Security Trustee, acting in accordance with this Deed or the terms of any Extraordinary Resolution passed by the Voting Secured Creditors in accordance with this Deed, may give up possession of the Charged Property at any time.

            (r) (NO DUTY AS CHARGEE): Nothing in this Deed imposes a duty upon the Security Trustee to exercise its powers as chargee under this Deed or at law in circumstances where at a meeting of Voting Secured Creditors a motion is put that a receiver be appointed and is not passed.

            (s) (OTHER SECURITY INTERESTS): If the Security Trustee sees fit to redeem or take any transfer of any Security Interest ranking in priority to or pari passu with the Charge, including the Prior Interest (the "OTHER SECURITY INTEREST") wholly or in part then, notwithstanding any provision as to interest contained in the Other Security Interest or any presumption of law to the contrary all moneys expended by the Security Trustee in so doing including the consideration paid to the holder of the Other Security Interest, stamp duty and legal costs and disbursements will be deemed to be principal moneys secured by the Other Security Interest, and also part of the Secured Moneys, and moneys the payment of which forms part of the obligations of the Issuer Trustee under this Deed, and the provisions of this Deed will be deemed incorporated in the Other Security Interest and will prevail over the terms and conditions of the Other Security Interest in the case of any inconsistency.

            (t) (LIABILITY LIMITED): Except for the obligations imposed on it under this Deed, the Security Trustee is not obliged to do or omit to do any thing including enter into any transaction or incur any liability unless the Security Trustee's liability is limited in a manner satisfactory to the Security Trustee in its absolute discretion.

            (u) (NO DUTY TO PROVIDE INFORMATION): Subject to the express requirements of this Deed, and any requirement of applicable law, the Security Trustee has no duty (either initially, or on a continuing basis) to consider or provide any Secured Creditors with any information with respect to the Issuer Trustee or the Manager (whenever coming into its possession).

            (v) (EXERCISE OF RIGHTS SUBJECT TO EXTRAORDINARY RESOLUTION): Without limiting its rights, powers and discretions, but subject to its express duties or obligations under this Deed (including, without limiting the generality of the foregoing, clause 8) the Security Trustee will not be required to exercise any right, power or discretion (including to require anything to be done, form any opinion or give any notice, consent or approval) without the specific instructions of the Voting Secured Creditors given by Extraordinary Resolution.

            (w)         (NO LIABILITY FOR ACTING IN ACCORDANCE WITH DIRECTIONS):
                        The Security Trustee is not to be under any liability whatsoever for acting in accordance with any direction obtained from Voting Secured Creditors at a meeting convened under clause 8.

            (x) (NO LIABILITY FOR BREACH): The Security Trustee is not to be under any liability


                                                                             39.

                        whatsoever for a failure to take any action in respect of any breach by the Issuer Trustee of its duties as trustee of the PUMA Trust of which the Security Trustee is not aware or in respect of any Event of Default of which the Security Trustee is not aware.

            (y) (DISPUTE OR AMBIGUITY): In the event of any dispute or ambiguity as to the construction or enforceability of this Deed or any other Transaction Document or the Security Trustee's powers or obligations under or in connection with this Deed or the determination or calculation of any amount or thing for the purpose of this Deed or the construction or validity of any direction from Voting Secured Creditors, provided the Security Trustee is using reasonable endeavours to resolve such ambiguity or dispute, the Security Trustee, in its absolute discretion, may (but will have no obligation to) refuse to act or refrain from acting in relation to matters affected by such dispute or ambiguity.

14.4        LIMITATION OF LIABILITY

            Notwithstanding any other provision of this Deed, the Security Trustee will have no liability under or in connection with this Deed or any other Transaction Document (whether to the Secured Creditors, the Issuer Trustee, the Manager or any other person) other than to the extent to which the liability is able to be satisfied out of the property of the Security Trust Fund from which the Security Trustee is actually indemnified for the liability. This limitation will not apply to a liability of the Security Trustee to the extent that it is not satisfied because, under this Deed by operation by law, there is a reduction in the extent of the Security Trustee's indemnification as a result of the Security Trustee's fraud, negligence or wilful default. Nothing in this clause 14.4 or any similar provision in any other Transaction Document limits or adversely affects the powers of the Security Trustee, any receiver or attorney in respect of the Charge or the Charged Property.

14.5        DEALINGS WITH TRUST

            None of the:

            (a)         (SECURITY TRUSTEE): Security Trustee in any capacity;

            (b) (RELATED BODIES CORPORATE): Related Bodies Corporate of the Security Trustee;

            (c) (DIRECTORS ETC.): directors or officers of the Security Trustee or its Related Bodies Corporate; or

            (d) (SHAREHOLDERS): shareholders of the Security Trustee or its Related Bodies Corporate,

            is prohibited from:

            (e) (SUBSCRIBING FOR): subscribing for, purchasing, holding, dealing in or disposing of Notes;

            (f)         (CONTRACTING WITH): at any time:

                        (i)         contracting with;

                        (ii) acting in any capacity as representative or agent for; or

                        (iii) entering into any financial, banking, agency or other transaction with,

                        any other of them or any Secured Creditor; or



                                                                             40.

            (g) (BEING INTERESTED IN): being interested in any contract or transaction referred to in paragraphs (e) or (f).

            None of the persons mentioned is liable to account to the Secured Creditors for any profits or benefits (including, without limitation, bank charges, commission, exchange brokerage and fees) derived in connection with any contract or transaction referred to in paragraphs (e) or (f). The preceding provisions of this clause
            14.5 only apply if the relevant person, in connection with the action, contract or transaction, acts in good faith to all Secured Creditors.

14.6        DISCRETION OF SECURITY TRUSTEE AS TO EXERCISE OF POWERS

            Subject to any express provision to the contrary contained in this Deed, the Security Trustee will, as regards all the powers, authorities and discretions vested in it by this Deed have absolute discretion as to the exercise of them in all respects and, in the absence of fraud, negligence or wilful default on its part, the Security Trustee will not be in any way responsible for any loss, costs, damages, claims or obligations that may result from the exercise or non-exercise of them.

14.7        DELEGATION OF DUTIES OF SECURITY TRUSTEE

            The Security Trustee must not delegate to any person any of its trusts, duties, powers, authorities or discretions under this Deed except:

            (a) (TO MANAGER OR ISSUER TRUSTEE): to the Manager or the Issuer Trustee in accordance with the provisions of this Deed or any other Transaction Document;

            (b) (RELATED BODY CORPORATE): subject to clause 14.8, to a Related Body Corporate of the Security Trustee; or

            (c) (AS OTHERWISE PERMITTED): in accordance with the provisions of this Deed.

14.8        RELATED BODY CORPORATE OF THE SECURITY TRUSTEE

            Where the Security Trustee delegates any of its trusts, duties, powers, authorities and discretions to any person who is a Related Body Corporate of the Security Trustee, the Security Trustee at all times remains liable for the acts or omissions of such Related Body Corporate and for the payment of fees of that Related Body Corporate when acting as delegate.

--------------------------------------------------------------------------------
15.         DUTIES OF THE SECURITY TRUSTEE

15.1        DUTIES OF THE SECURITY TRUSTEE LIMITED TO DUTIES IN THIS DEED

            The Security Trustee has no duties or responsibilities in its capacity as trustee other than those expressly set out in this Deed.

15.2        SECURITY TRUSTEE'S FURTHER DUTIES

            Subject to clause 14.1, the Security Trustee must comply with the duties and responsibilities imposed on it by this Deed and must:

            (a) (ACT CONTINUOUSLY): act continuously as trustee of the Security Trust until the Security Trust is terminated in accordance with this Deed or until it has retired or been removed in accordance with this Deed;



                                                                             41.

            (b) (EXERCISE DILIGENCE ETC.): exercise all due diligence and vigilance in carrying out its functions and duties and in protecting the rights and interests of the Secured Creditors;

            (c) (HAVE REGARD TO THE INTERESTS OF SECURED CREDITORS): in the exercise of all discretions vested in it by this Deed and all other Transaction Documents except where expressly provided otherwise, have regard to the interest of the Secured Creditors as a class;

            (d) (RETAIN THE TRUST FUND): subject to this Deed, retain the Security Trust Fund in safe custody and hold it on trust for the Secured Creditors upon the terms of this Deed; and

            (e) (NOT SELL ETC.): not sell, mortgage, charge or part with the possession of any part or the whole of the Security Trust Fund (or permit any of its officers, agents and employees to do so) except as permitted or contemplated by this Deed.

15.3        SECURITY TRUSTEE LIABLE FOR NEGLIGENCE ETC.

            Nothing in this Deed will in any case in which the Security Trustee has failed to show the degree of care and diligence required of it as Security Trustee (having regard to the provisions of this Deed conferring on the Security Trustee any duties, powers, trusts, authorities or discretions, including any provisions relieving the Security Trustee of specified responsibilities) relieve or indemnify it from or against any liability for fraud, negligence or wilful default.

15.4        NO LIABILITY FOR TRANSACTION DOCUMENTS

            The Security Trustee has no responsibility for the form or content of this Deed or any other Transaction Document and will have no liability arising in connection with any inadequacy, invalidity or unenforceability (other than as a result of a breach of this Deed by the Security Trustee) of any provision of this Deed or any Transaction Document.

15.5        RESOLUTION OF CONFLICTS

            (a)         (RESOLVE CONFLICTS IN FAVOUR OF THE NOTEHOLDERS):
                        Subject to the provisions of this Deed, if there is at any time in the Security Trustee's opinion, with respect to enforcement or the exercise of any of the Security Trustee's duties, powers or discretions, a conflict between the interests of any Secured Creditor or class of Secured Creditor (on the one hand) and the interests of the Noteholders as a whole (on the other hand), the Security Trustee must give priority to the interests of the Noteholders as a whole.

            (b)         (RESOLVE CONFLICTS IN FAVOUR OF THE SENIOR NOTEHOLDERS):
                        Subject to the provisions of this Deed (other than clause 15.5(a)), the Security Trustee must give priority to the interests only of the Senior Noteholders if, in the Security Trustee's opinion, there is a conflict between the interests of the Senior Noteholders (on the one hand) and the Class B Noteholders, the A$ Subordinated Noteholders or the other persons entitled to the benefit of the Charge (on the other hand) (in relation to which in determining the interests of the Class A Noteholders and the Class B Noteholders the Security Trustee may rely on a determination of the Note Trustee).

            (c) (NO LIABILITY): Provided that the Security Trustee acts in good faith, it will not incur any liability to any Secured Creditor for giving effect to paragraph (a) or
                        (b).



                                                                             42.

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16.          INDEMNITY BY ISSUER TRUSTEE

16.1         INDEMNITY

            Subject to this Deed and without prejudice to any right of indemnity given by law, the Security Trustee, the Manager, the Note Trustee, the Receiver or attorney or other person appointed under this Deed (including, without limitation, any person appointed by the Security Trustee, the Manager, the Note Trustee or the Receiver or any person to whom any duties, powers, trusts, authorities or discretions may be delegated by the Security Trustee, the Manager, the Note Trustee, or the Receiver) ("APPOINTEE") will be indemnified by the Issuer Trustee against all loss, liabilities and expenses properly incurred by the Security Trustee, the Manager, the Note Trustee, the Receiver, attorney or appointee (as the case may be) in the execution or purported execution of any duties, powers, trusts, authorities or discretions vested in such persons pursuant to this Deed including, without limitation, all liabilities and expenses consequent upon any mistake or oversight, error of judgment or want of prudence on the part of such persons and against all actions, proceedings, costs, claims and demands in respect of any matter or thing properly done or omitted in any way relating to this Deed, unless any of the foregoing is due to actual fraud, negligence or wilful default on the part of the Security Trustee, the Manager, the Note Trustee, the Receiver, attorney or appointee (as the case may be). The Security Trustee may in priority to any payment to the Secured Creditors retain and pay out of any moneys in its hands upon the trusts of this Deed all sums necessary to effect such indemnity including, without limitation, the amount of any such liabilities and expenses, and also any remuneration outstanding to the Security Trustee under clause 19.1.

16.2         EXTENT OF SECURITY TRUSTEE'S INDEMNITY

            The Security Trustee is entitled to be indemnified by the Issuer Trustee for:

            (a) (REGISTRATION ETC. COSTS): the costs, charges and expenses (including legal costs and expenses at the usual commercial rates of the relevant legal services provider) of the Security Trustee in connection with the negotiation, preparation, execution, stamping, registration and completion of this Deed, any deed amending this Deed and the Charge;

            (b) (COSTS OF WAIVER ETC.): the costs, charges and expenses (including legal costs and expenses at the usual commercial rates of the relevant legal services provider) of the Security Trustee in connection with any consent, exercise or non-exercise of rights or powers or performance of obligations (including without limitation, in connection with the contemplated or actual enforcement or preservation of any rights or powers or performance of obligations under this Deed), production of title documents, waiver, variation, release or discharge in connection with the Charge or the Charged Property;

            (c) (TAXES): Taxes and fees (including, without limitation, registration fees) and fines and penalties in respect of fees, which may be payable or determined to be payable in connection with this Deed or a payment or receipt or any other transaction contemplated by this Deed; and

            (d) (LEGAL COSTS): without limiting the generality of clause 16.2(b), all legal costs and disbursements (at the usual commercial rates of the relevant legal services provider) and all other costs, disbursements, outgoings and expenses of the Security Trustee in connection with the initiation, carriage and settlement of any court proceedings (including, without limitation, proceedings against the Issuer Trustee arising from any neglect, breach or default by the Issuer Trustee under



                                                                             43.

                        this Deed) in respect of this Deed.

16.3        COSTS OF EXPERTS

            The liabilities and expenses referred to in clause 16.2 include, without limitation, those payable to any independent consultant or other person appointed to evaluate any matter of concern (including, without limitation, any person consulted by the Security Trustee pursuant to clause 14.3(b)), any agent of the Security Trustee, any Receiver or any attorney appointed under this Deed, and, in the case of the Security Trustee, its administration costs in connection with any event referred to in clause 16.2.

16.4        NON-DISCHARGE

            Unless otherwise specifically stated in any discharge of the Security Trust, the provisions of this clause 16 will continue in full force and effect despite such discharge.

16.5        RETENTION OF LIEN

            Notwithstanding any release of the outgoing Security Trustee under this clause, the outgoing Security Trustee will remain entitled to the benefit of the indemnities granted by this Deed to the outgoing Security Trustee in respect of any liability, cost or other obligation incurred by it while acting as Security Trustee, as if it were still the Security Trustee under this Deed.

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17.         MEETINGS OF VOTING SECURED CREDITORS

17.1        MEETINGS REGULATED BY THE ANNEXURE

            The provisions of the Annexure will apply to all meetings of Voting Secured Creditors and to the passing of resolutions at those meetings.

17.2        LIMITATION ON SECURITY TRUSTEE'S POWERS

            Save as provided for in this Deed, the Security Trustee will not assent or give effect to any matter which a meeting of Voting Secured Creditors is empowered by Extraordinary Resolution to do, unless the Security Trustee has previously been authorised to do so by an Extraordinary Resolution of Voting Secured Creditors. Nothing in this Deed prevents the Security Trustee taking such action as it considers appropriate to enforce any rights of indemnity or reimbursement.

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18.         CONTINUING SECURITY AND RELEASES

18.1        LIABILITY PRESERVED

            Notwithstanding any payout figure quoted or other form of account stated by the Security Trustee and notwithstanding the rule in Groongal Pastoral Company Limited (In Liquidation) v. Falkiner (35 CLR 157), no grant of full or partial satisfaction of or discharge from this Deed by the Security Trustee will release the Issuer Trustee under this Deed until all the Secured Moneys have in fact been received by the Security Trustee and are not liable for whatever reason to be disgorged notwithstanding that such quotation or statement of account may have arisen from the mistake negligence, error of law or error of fact of the Security Trustee its servants or agents.


                                                                             44.

18.2        ISSUER TRUSTEE'S LIABILITY NOT AFFECTED

            This Deed and the liability of the Issuer Trustee under this Deed will not be affected or discharged by any of the following:

            (a) (INDULGENCE): the granting to the Issuer Trustee or to any other person of any time or other indulgence or consideration;

            (b) (DELAY IN RECOVERY): the Security Trustee failing or neglecting to recover by the realisation of any other security or otherwise any of the Secured Moneys;

            (c) (LACHES): any other laches, acquiescence, delay, act, omission or mistake on the part of the Security Trustee or any other person; or

            (d) (RELEASE): the release, discharge, abandonment or transfer whether wholly or partially and with or without consideration of any other security judgment or negotiable instrument held from time to time or recovered by the Security Trustee from or against the Issuer Trustee or any other person.

18.3        WAIVER BY ISSUER TRUSTEE

            The Issuer Trustee waives in favour of the Security Trustee:

            (a) (ALL RIGHTS NECESSARY TO GIVE EFFECT TO DEED): all rights whatsoever against the Security Trustee and any other person estate or assets to the extent necessary to give effect to anything in this Deed;

            (b) (PROMPTNESS AND DILIGENCE): promptness and diligence on the part of the Security Trustee and any other requirement that the Security Trustee take any action or exhaust any right against any other person before enforcing this Deed; and

            (c) (ALL RIGHTS INCONSISTENT WITH DEED): all rights inconsistent with the provisions of this Deed including any rights as to contribution or subrogation which the Issuer Trustee might otherwise be entitled to claim or enforce.

--------------------------------------------------------------------------------
19.         REMUNERATION AND RETIREMENT OF SECURITY TRUSTEE

19.1        REMUNERATION

            Subject to clause 28 the Security Trustee is to be remunerated by the Issuer Trustee for acting as trustee under this Deed whether before or after the occurrence of an Event of Default, at the rate agreed from time to time between the Manager, the Security Trustee and the Issuer Trustee. Any variation to the rate of the Security Trustee's remuneration under this clause 19.1 will only be effective if each Current Rating Authority has been notified and confirms that such a variation in the rate will not result in a reduction, withdrawal or qualification of any ratings then assigned by it to the Notes.

19.2        MANDATORY RETIREMENT OF SECURITY TRUSTEE

            The Security Trustee covenants that it will retire as Security Trustee if:

            (a) (INSOLVENCY): an Insolvency Event occurs in relation to the Security Trustee in its personal capacity or in respect of its personal assets (and not in its capacity as trustee of any trust or in respect of any assets it hold as trustee);



                                                                             45.

            (b) (CEASES TO CARRY ON BUSINESS): it ceases to carry on business;

            (c) (RELATED ISSUER TRUSTEE RETIRES): a Related Body Corporate of it retires as trustee of the Funds under clause19.1 of the Trust Deed or is replaced as trustee of the Funds under clause 19.2 of the Trust Deed and the Manager requires the Security Trustee by notice in writing to retire;

            (d) (VOTING SECURED CREDITORS REQUIRE RETIREMENT): an Extraordinary Resolution requiring its retirement is passed at a meeting of Voting Secured Creditors;

            (e) (BREACH OF DUTY): when required to do so by the Manager or the Issuer Trustee by notice in writing, it fails or neglects within 14 days after receipt of such notice to carry out or satisfy any material duty imposed on it by this Deed in respect of the Security Trust; or

            (f) (CHANGE IN OWNERSHIP): there is a change in ownership of 50% or more of the issued equity share capital of the Security Trustee from the position as at the date of this Deed or effective control of the Security Trustee alters from the position as at the date of this Deed unless in either case approved by the Manager (whose approval must not be unreasonably withheld).

19.3        REMOVAL BY MANAGER

            If, an event referred to in clause 19.2 occurs and the Security Trustee does not retire immediately after that event, the Manager is entitled, and must forthwith, give written notice to the Security Trustee of its removal from office. Such removal is to take effect on the date of such notice, or if no substitute Security Trustee has been appointed at such time, such removal shall take effect on the date of appointment of a Substitute Security Trustee under this clause 19.3 On the mandatory retirement or removal of the Security Trustee under the respective provisions of clause 19.2 or this clause 19.3:

            (a) (NOTIFY CURRENT RATING AUTHORITIES): the Manager must promptly notify the Current Rating Authorities and the Note Trustee of such retirement or removal; and

            (b) (APPOINT SUBSTITUTE SECURITY TRUSTEE): subject to any approval required by law, the Issuer Trustee is entitled to and must use its best endeavours to appoint in writing some other suitably qualified person which is approved by the Current Rating Authorities to be the Substitute Security Trustee (such appointment is to take effect on the date of removal of the then Security Trustee under clause 19.3). If the Issuer Trustee does not appoint a Substitute Security Trustee as soon as reasonably practicable upon notice being given under clause 19.3, the Manager may appoint a Substitute Security Trustee approved by the Current Rating Authorities (such appointment is to take effect on the date of removal of the then Security Trustee under clause 19.3).

19.4        SECURITY TRUSTEE MAY RETIRE

            The Security Trustee may retire as trustee under this Deed upon giving 3 months notice in writing to the Issuer Trustee, the Manager, the Note Trustee and the Current Rating Authorities or such lesser time as the Manager, the Issuer Trustee, the Security Trustee and the Note Trustee agree. Upon such retirement, the Security Trustee, subject to any approval required by law, may appoint in writing any other suitably qualified person who is approved by the Current Rating Authorities and the Manager, which approval must not be unreasonably withheld by the Manager, as Security Trustee in its stead. If the Security Trustee does not propose a replacement by the date which is 1 month prior to the date of its



                                                                             46.

            proposed retirement, the Manager is entitled to appoint a Substitute Security Trustee, which must be a suitably qualified person who is approved by the Current Rating Authorities, as of the date of the proposed retirement. The retirement of the retiring Security Trustee will take effect upon the earlier to occur of:

            (a) (EXPIRY OF 3 MONTH PERIOD): the expiry of a 3 month period commencing on the date of notification of retirement of the trustee of the Funds under the Trust Deed; and

            (b) (APPOINTMENT OF A SUBSTITUTE SECURITY TRUSTEE): the appointment of a Substitute Security Trustee.

19.5        APPOINTMENT OF SUBSTITUTE SECURITY TRUSTEE BY SECURED CREDITORS

            If a Substitute Security Trustee has not been appointed under clauses 19.3 or 19.4 at a time when the position of Security
            Trustee becomes vacant in accordance with those clauses, the Manager must act as Security Trustee in accordance with the terms of this Deed and must promptly convene a meeting of all Voting Secured Creditors at which Voting Secured Creditors, holding or representing between them Voting Entitlements comprising in aggregate a number of votes which is not less than 75% of the aggregate number of votes comprised in the total Voting Entitlements at the time, appoint any person nominated by any of them to act as Security Trustee. The Manager is entitled to receive the fee payable in accordance with clause 19.1 for the period during which the Manager acts as Security Trustee pursuant to this clause 19.

19.6        RELEASE OF SECURITY TRUSTEE

            Upon retirement or removal of the Security Trustee as trustee of the Security Trust, the Security Trustee is released from all obligations under this Deed arising after the date of the retirement or removal except for its obligation to vest the Security Trust Fund in the Substitute Security Trustee and to deliver all books and records relating to the Security Trust to the Substitute Security Trustee (at the cost of the Security Trust Fund). The Manager and the Issuer Trustee may settle with the Security Trustee the amount of any sums payable by the Security Trustee to the Manager or the Issuer Trustee or by the Manager or the Issuer Trustee to the Security Trustee and may give to or accept from the Security Trustee a discharge in respect of those sums which will be conclusive and binding as between the Manager, the Issuer Trustee and the outgoing Security Trustee but not as between the outgoing Security Trustee and the Secured Creditors.

19.7        VESTING OF SECURITY TRUST FUND IN SUBSTITUTE SECURITY TRUSTEE

            The Security Trustee, on its retirement or removal, must vest the Security Trust Fund or cause them to be vested in the Substitute Security Trustee and must deliver and assign to the Substitute Security Trustee as appropriate all books, documents, records and other property whatsoever relating to the Security Trust Fund.

19.8        SUBSTITUTE SECURITY TRUSTEE TO EXECUTE DEED

            Each Substitute Security Trustee must upon its appointment execute a deed in such form as the Manager may require whereby such Substitute Security Trustee must undertake to the Secured Creditors jointly and severally to be bound by all the covenants on the part of the Security Trustee under this Deed from the date of such appointment.

19.9        CURRENT RATING AUTHORITIES ADVISED

            The Manager must promptly:



                                                                             47.

            (a) (RETIREMENT): approach and liaise with the Current Rating Authorities in respect of any consents required from the Current Rating Authorities to the replacement of the Security Trustee pursuant to this clause 19;

            (b) (CHANGE OF OWNERSHIP): notify the Current Rating Authorities of it becoming aware of a change in ownership of 50% or more of the issued equity share capital of the Security Trustee from the position as at the date of this Deed or effective control of the Security Trustee altering from the date of this Deed; and

            (c) (APPROVAL FOR CHANGE IN OWNERSHIP): notify the Current Rating Authorities and the Note Trustee of any approvals given by the Manager pursuant to clause 19.2(f).

19.10       COSTS OF RETIREMENT OR REMOVAL

            The Security Trustee will pay its own costs and expenses in relation to its retirement pursuant to clause 19.2 or its removal pursuant to clause 19.3.

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20.         ASSURANCE

20.1        FURTHER ASSURANCE

            The Issuer Trustee will and will procure that all persons having or claiming any estate or interest in the Charged Property will at any time now or in the future upon the request of the Security Trustee and at the cost of the Issuer Trustee, make, do and execute or cause to be made, done and executed all such actions, documents and assurances which are necessary or appropriate:

            (a) (TO SECURE THE SECURED MONEYS): to more satisfactorily secure to the Security Trustee the payment of the Secured Moneys;

            (b) (TO ASSURE THE CHARGED PROPERTY): to assure or more satisfactorily assure the Charged Property to the Security Trustee;

            (c)         (AS DIRECTED): as the Security Trustee may direct; or

            (d) (APPOINTMENT OF SUBSTITUTE SECURITY TRUSTEE): for a Substitute Security Trustee appointed under clause 19 to obtain the benefit of this Deed,

            and in particular will, whenever requested by the Security Trustee, execute in favour of the Security Trustee such legal mortgages, transfers, assignments or other assurances of all or any part of the Charged Property in such form and containing such powers and provisions as the Security Trustee requires.

20.2        POSTPONEMENT OR WAIVER OF SECURITY INTERESTS

            The Issuer Trustee will (and the Manager will give all necessary directions to enable the Issuer Trustee to) if required by the Security Trustee immediately cause:

            (a) (POSTPONE OTHER SECURITY INTERESTS): any Security Interest (other than a Prior Interest) which has arisen or which arises from time to time by operation of law over the Charged Property in favour of any person including the Issuer Trustee to be at the Security Trustee's option postponed in all respects after and subject to this Deed or to be otherwise discharged, released or terminated; and

            (b) (DISCHARGE OF SECURED MONEYS): any Borrowing or other obligation secured by



                                                                             48.

                        any such Security Interest at the Security Trustee's option to be waived, released, paid or performed.

20.3        REGISTRATION OF CHARGE

            The Manager will at its own expense ensure that this Deed is promptly registered as a charge on any appropriate register to the extent and within such time limits as may be prescribed by law so as to ensure the full efficacy of this Deed as a security to the Security Trustee in all jurisdictions in which any part of the Charged Property may now or at any time during the continuance of this Deed be located, in which the Issuer Trustee may carry on any business or in which the Issuer Trustee is or may become resident or registered.

20.4        CAVEATS

            The Issuer Trustee is not obliged to do anything under this clause 20 to enable the Security Trustee to, and the Security Trustee must not, lodge a caveat to record its interest in the Charged Property at the land titles office in any State or Territory, unless the Charge has taken effect as a fixed charge.

--------------------------------------------------------------------------------
21.         PAYMENTS

21.1        MONEYS REPAYABLE AS AGREED OR ON DEMAND

            Unless otherwise agreed, pursuant to the terms of any Secured Moneys, the Secured Moneys are payable by the Issuer Trustee to the Security Trustee in Australian dollars immediately upon demand by the Security Trustee.

21.2        NO SET-OFF OR DEDUCTION

            All payments by the Issuer Trustee of any moneys forming part of the Secured Moneys are to be free of any set-off or counterclaim and without deduction or withholding for any present or future Taxes unless the Issuer Trustee is compelled by law to deduct or withhold the same, in which event the Issuer Trustee will, pay to the Security Trustee such additional amounts necessary to enable the Security Trustee to receive after all deductions and withholdings for such Taxes a net amount equal to the full amount which would otherwise have been payable under this Deed had no such deduction or withholding been required to be made.

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22.         DISCHARGE OF A CHARGE

22.1        RELEASE

            Upon proof being given to the reasonable satisfaction of the Security Trustee that all Secured Moneys have been paid in full, including that all costs, charges, moneys and expenses incurred by or payable to or at the direction of the Security Trustee, the Receiver or any attorney appointed under this Deed have been paid and upon adequate provision having been made to the reasonable satisfaction of the Security Trustee of all costs, charges, moneys and expenses reasonably likely thereafter to be incurred by or payable to or at the direction of the Security Trustee, the Receiver or any attorney appointed under this Deed, then the Security Trustee will at the request of the Manager or the Issuer Trustee, and at the cost of the Issuer Trustee, release the Charged Property from the Charge and this Deed.


                                                                             49.

22.2        CONTINGENT LIABILITIES

            The Security Trustee is under no obligation to grant a release of the Charge or this Deed unless at the time such release is sought:

            (a) (NO SECURED MONEYS OWING): none of the Secured Moneys are contingently or prospectively owing except where there is no reasonable likelihood of the contingent or prospective event occurring; and

            (b) (NO LIABILITIES): the Security Trustee has no contingent or prospective liabilities whether or not there is any reasonable likelihood of such liabilities becoming actual liabilities in respect of any bills, notes, drafts, cheques, guarantees, letters of credit or other instruments or documents issued, drawn, endorsed or accepted by the Security Trustee for the account or at the request of the Issuer Trustee.

22.3        CHARGE REINSTATED

            If any claim is made by any person that any moneys applied in payment or satisfaction of the Secured Moneys must be repaid or refunded under any law (including, without limit, any law relating to preferences, bankruptcy, insolvency or the winding up of bodies corporate) and the Charge has already been discharged, the Issuer Trustee will, at the Issuer Trustee's expense, promptly do, execute and deliver, and cause any relevant person to do, execute and deliver, all such acts and instruments as the Security Trustee may require to reinstate this Charge. This clause will survive the discharge of the Charge unless the Security Trustee agrees otherwise in writing.

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23.         NOTE TRUSTEE

23.1        CAPACITY

            The Note Trustee is a party to this Deed in its capacity as trustee for the US$ Noteholders from time to time under the Note Trust Deed.

23.2        EXERCISE OF RIGHTS

            Except as otherwise provided in this Deed and in the Note Trust
            Deed:

            (a) (ONLY BY NOTE TRUSTEE): the rights, remedies and discretions of the US$ Noteholders under this Deed including all rights to vote or give instructions or consent to the Security Trustee and to enforce any undertakings or warranties under this Deed, may only be exercised by the Note Trustee on behalf of the US$ Noteholders in accordance with the Note Trust Deed; and

            (b) (LIMITED RIGHT OF ENFORCEMENT BY NOTEHOLDERS): the US$ Noteholders may only exercise enforcement rights in respect of the Charged Property through the Note Trustee and only in accordance with this Deed.

23.3        INSTRUCTIONS OR DIRECTIONS

            The Security Trustee may rely on any instructions or directions given to it by the Note Trustee as being given on behalf of all the US$ Noteholders from time to time and need not inquire whether any such instructions or directions are in accordance with the Note Trust Deed, whether the Note Trustee or the US$ Noteholders from time to time have complied with any requirements under the Note Trust Deed or as to the reasonableness or otherwise of the Note Trustee.



                                                                             50.

23.4        PAYMENTS

            Any payment to be made to a US$ Noteholder under this Deed may be made to an account in the name of "PUMA Global Trust No. 1" (or such other account as may be determined by the Manager and notified to the Note Trustee, Issuer and each Paying Agent (as defined in the Agency Agreement), from time to time) with the Note Trustee or a Paying Agent on behalf of that US$ Noteholder.

23.5        NOTICES

            Any notice to be given to a Noteholder under this Deed may be given to the Note Trustee on behalf of that Noteholder. Any costs to the Note Trustee of publishing such notice to the Noteholders will, subject to clause 28, be reimbursed by the Issuer Trustee to the Note Trustee.

23.6        LIMITATION OF NOTE TRUSTEE'S LIABILITY

            The liability of the Note Trustee under this Deed is limited in the manner and to the same extent as under the Note Trust Deed.

--------------------------------------------------------------------------------
24.         AMENDMENT

24.1        AMENDMENT BY SECURITY TRUSTEE

            Subject to this clause 24 and to any approval or consent required by law (including, without limitation, the United States Trust Indenture Act of 1939) and under clause 24.2, the Security Trustee, the Manager, the Note Trustee and the Issuer Trustee may together agree by way of supplemental deed to alter, add to or revoke any provision of this Deed (including this clause 24), so long as such alteration, addition or revocation:

            (a) (NECESSARY OR EXPEDIENT): in the opinion of the Security Trustee or of a barrister or solicitor instructed by the Security Trustee, is necessary or expedient to comply with the provisions of any Statute or regulation or with the requirements of any Governmental Agency;

            (b) (MANIFEST ERROR): in the opinion of the Security Trustee is made to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

            (c) (AMENDMENT TO LAW): in the opinion of the Security Trustee is appropriate or expedient as a consequence of an amendment to any Statute or regulation or altered requirements of any Governmental Agency or any decision of any court (including, without limitation, an alteration, addition or modification which is in the opinion of the Security Trustee appropriate or expedient as a consequence of the enactment of a Statute or regulation or an amendment to any Statute or regulation or ruling by the Commissioner or Deputy Commissioner of Taxation or any governmental announcement or statement or any decision of any court, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to the Security Trust); or

            (d) (OTHERWISE DESIRABLE): in the opinion of the Security Trustee and the Issuer Trustee is otherwise desirable for any reason,

            provided that the Security Trustee, the Manager, the Note Trustee and the Issuer Trustee may not alter, add to or revoke any provision of this Deed unless the Manager has notified the Current Rating Authorities and the Note Trustee 5 Business Days in advance.



                                                                             51.

24.2        CONSENT REQUIRED

            If any alteration, addition or revocation referred to in clause 24.1(d) would, if it were an Extraordinary Resolution of the Voting Secured Creditors, require any consent to be effective under clause 14 of the Annexure, the alteration, addition or revocation may be effected only if the relevant consent is obtained in accordance with such clause. Nothing in this clause limits the operation of the proviso in clause 24.1.

24.3        CONSENT TO PAYMENT MODIFICATION IN RELATION TO NOTES

            If any alteration, addition or revocation referred to in clause
            24.1 effects or purports to effect a Payment Modification (as defined in the Note Trust Deed) in relation to a class of $US Notes it will not be effective as against a US$ Noteholder of that class unless consented to by that US$ Noteholder.

24.4        NO CURRENT RATING AUTHORITY DOWNGRADE

            The Security Trustee will be entitled to assume that any proposed alteration, addition or revocation referred to in clause 24.1
            (other than a Payment Modification), if effected, will not be materially prejudicial to the interests of a class of Noteholders or all Noteholders if each Current Rating Authority confirms in writing that if the alteration, addition or revocation is effected it will not lead to a reduction, qualification or withdrawal of the then rating assigned to the class of Notes by the Current Rating Authority. The Note Trustee will be entitled to assume that any proposed alteration, addition or revocation (other than a Payment Modification), if effected, will not be materially prejudicial to the interests of Noteholders if each Current Rating Authority confirms in writing that if the alteration, addition or revocation is effected this will not lead to a reduction, qualification or withdrawal of the then rating given, respectively, to the Notes by the Current Rating Authority.

24.5        DISTRIBUTION OF AMENDMENTS

            The Manager must distribute to all Secured Creditors a copy of any amendment made pursuant to clause 24.1 as soon as reasonably practicable after the amendment has been made.

--------------------------------------------------------------------------------
25.         EXPENSES AND STAMP DUTIES

25.1        EXPENSES

            Subject to clause 28 the Issuer Trustee will on demand reimburse the Security Trustee and the Note Trustee for and keep the Security Trustee and the Note Trustee indemnified against all expenses including legal costs and disbursements (at the usual commercial rates of the relevant legal services provider) incurred by the Security Trustee and the Note Trustee (as the case may be) in connection with:

            (a) (PREPARATION): the preparation and execution of this Deed and any subsequent consent, agreement, approval or waiver under this Deed, or amendment to this Deed or amendment to this Deed;

            (b) (ENFORCEMENT): the exercise, enforcement, preservation or attempted exercise enforcement or preservation of any rights under this Deed including without limitation, any expenses incurred in the evaluation of any matter of material concern to the Security Trustee or the Note Trustee; and



                                                                             52.

            (c) (INQUIRIES OF GOVERNMENT AGENCY): any inquiry by a Government Agency concerning the Issuer Trustee or the Charged Property or a transaction or activity the subject of the Transaction Documents.

25.2        STAMP DUTIES

            (a) (ISSUER TRUSTEE MUST PAY): The Issuer Trustee will pay all stamp, loan, transaction, registration and similar Taxes including fines and penalties, financial institutions duty and federal debits tax which may be payable to or required to be paid by any appropriate authority or determined to be payable in connection with the execution, delivery, performance or enforcement of this Deed or any payment, receipt or other transaction contemplated in this Deed.

            (b) (ISSUER TRUSTEE MUST INDEMNIFY): The Issuer Trustee will indemnify and keep indemnified each of the Security Trustee and the Note Trustee against any loss or liability incurred or suffered by it as a result of the delay or failure by the Issuer Trustee to pay such Taxes.

--------------------------------------------------------------------------------
26.         GOVERNING LAW AND JURISDICTION

26.1        GOVERNING LAW

            This Deed is governed by and construed in accordance with the laws of the State of New South Wales.

26.2        JURISDICTION

            (a) (SUBMISSION TO JURISDICTION): The Issuer Trustee, the Security Trustee, the Manager and each of the Secured Creditors each irrevocably submits to and accepts generally and unconditionally the non-exclusive jurisdiction of the Courts and appellate Courts of the State of New South Wales with respect to any legal action or proceedings which may be brought at any time relating in any way to this Deed.

            (b) (WAIVER OF INCONVENIENT FORUM): The Issuer Trustee, the Security Trustee, the Manager and each of the Secured Creditors each irrevocably waives any objection it may now or in the future have to the venue of any such action or proceedings brought in such courts and any claim it may now or in the future have that any such action or proceedings have been brought in an inconvenient forum.

--------------------------------------------------------------------------------
27.         NOTICES

27.1        METHOD OF DELIVERY

            Subject to this clause, any notice, request, certificate, approval, demand, consent or other communication to be given under this Deed must:

            (a) (AUTHORISED OFFICER): be signed by an Authorised Officer of the party giving the same;

            (b)         (IN WRITING): be in writing; and

            (c) (DELIVERY): be in the case of a party to this Deed or any Secured Creditor other than a Noteholder:



                                                                             53.

                        (i)         left at the address of the addressee;

                        (ii) sent by prepaid ordinary post to the address of the addressee;

                        (iii) sent by facsimile to the facsimile number of the addressee,

            Any notice, request, certificate, approval, demand, consent or other communication to be given under this Deed to a US$ Noteholder will be effectively given if it is given to the Note Trustee in accordance with this clause and to an A$ Noteholder will be effectively given if sent to the address thereof then appearing in the Register.

27.2        DEEMED RECEIPT

            A notice, request, certificate, demand, consent or other communication under this Deed is deemed to have been received:

            (a)         (DELIVERY): where delivered in person, upon receipt;

            (b) (POST): where sent by post, on the 3rd (7th if outside Australia) day after posting; and

            (c) (FAX): where sent by facsimile, on production by the dispatching facsimile machine of a transmission report which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient.

            However, if the time of deemed receipt of any notice is not before
            5.30 pm on a Business Day at the address of the recipient it is deemed to have been received at the commencement of business on the next Business Day.

--------------------------------------------------------------------------------
28.         CHARGOR'S LIMITED LIABILITY

28.1        LIMITATION ON ISSUER TRUSTEE'S LIABILITY

            The Issuer Trustee enters into this Deed only in its capacity as trustee of the PUMA Trust and in no other capacity. A liability incurred by the Issuer Trustee acting in its capacity as trustee of the PUMA Trust arising under or in connection with this Deed is limited to and can be enforced against the Issuer Trustee only to the extent to which it can be satisfied out of assets of the PUMA Trust out of which the Issuer Trustee is actually indemnified for the liability. This limitation of the Issuer Trustee's liability applies despite any other provision of this Deed (other than clause 28.3) and extends to all liabilities and obligations of the Issuer Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Deed.

28.2        CLAIMS AGAINST ISSUER TRUSTEE

            The Security Trustee, the Manager and each Secured Creditor may not sue the Issuer Trustee in respect of liabilities incurred by the Issuer Trustee acting in its capacity as trustee of the PUMA Trust in any capacity other than as trustee of the PUMA Trust, including seeking the appointment of a receiver, (except in relation to assets of the PUMA Trust) a liquidator, an administrator, or any similar person to the Issuer Trustee or prove in any liquidation, administration or arrangements of or affecting the Issuer Trustee (except in relation to the assets of the PUMA Trust).

28.3        BREACH OF ISSUER TRUSTEE

            The provisions of this clause 28 will not apply to any obligation or liability of the Issuer



                                                                             54.

            Trustee to the extent that it is not satisfied because under the Trust Deed, Sub-Fund Notice or any other Transaction Document or by operation of law there is a reduction in the extent of the Issuer Trustee's indemnification out of the assets of the PUMA Trust as a result of the Issuer Trustee's fraud, negligence or wilful default.

28.4        ACTS OR OMISSIONS

            It is acknowledged that the Relevant Parties are responsible under the Transaction Documents for performing a variety of obligations relating to the PUMA Trust. No act or omission of the Issuer Trustee (including any related failure to satisfy its obligations or any breach of representation or warranty under this Deed) will be considered fraudulent, negligent or a wilful default for the purpose of clause 28.3 to the extent to which the act or omission was caused or contributed to by any failure by a Relevant Party or any other person appointed by the Issuer Trustee under any Transaction Document (other than a person whose acts or omissions the Issuer Trustee is liable for in accordance with any Transaction Document) to fulfil its obligations relating to the PUMA Trust or by any other act or omission of any other such person.

28.5        NO AUTHORITY

            No attorney, agent, receiver or receiver and manager appointed in accordance with this Deed has authority to act on behalf of the Issuer Trustee in a way which exposes the Issuer Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Issuer Trustee for the purposes of clause 28.3.

28.6        NO OBLIGATION

            The Issuer Trustee is not obliged to enter into any commitment or obligation under this Deed, or any Transaction Document (including incur any further liability) unless the Issuer Trustee's liability is limited in a manner which is consistent with this clause 28 or otherwise in a manner satisfactory to the Issuer Trustee in its absolute discretion.

--------------------------------------------------------------------------------
29.         MISCELLANEOUS

29.1        ASSIGNMENT BY ISSUER TRUSTEE

            The Issuer Trustee will not assign or otherwise transfer the benefit of this Deed or any of its rights, duties or obligations under this Deed except to a new Issuer Trustee which is appointed as a successor trustee of the Funds under and in accordance with the Trust Deed.

29.2        ASSIGNMENT BY MANAGER

            The Manager will not assign or otherwise transfer the benefit of this Deed or any of its rights, duties or obligations under this Deed except to a new Manager which is appointed as a successor manager of the Funds under and in accordance with the Management Deed.

29.3        ASSIGNMENT BY SECURITY TRUSTEE

            The Security Trustee will not assign or otherwise transfer all or any part of the benefit of this Deed or any of its rights, duties and obligations under this Deed except to a Substitute Security Trustee which is appointed as a successor security trustee under and in accordance with this Deed.



                                                                             55.

29.4        ASSIGNMENT BY NOTE TRUSTEE

            The Note Trustee will not assign or otherwise transfer all or any part of the benefit of this Deed or any of its rights, duties and obligations under this Deed except to a successor trustee appointed under and in accordance with the Note Trust Deed.

29.5        CERTIFICATE OF SECURITY TRUSTEE

            A certificate in writing signed by an Authorised Officer of the Security Trustee certifying the amount payable by the Issuer Trustee to the Security Trustee or to the Secured Creditors or certifying that a person identified therein is a Secured Creditor or certifying any other act, matter, thing or opinion relating to this Deed is conclusive and binding on all Interested Persons in the absence of manifest error on the face of the certificate or evidence to the contrary.

29.6        CONTINUING OBLIGATION

            This Deed is a continuing obligation notwithstanding any settlement of account intervening payment express or implied revocation or any other matter or thing whatsoever until a final discharge of this Deed has been given to the Issuer Trustee.

29.7        SETTLEMENT CONDITIONAL

            Any settlement or discharge between the Issuer Trustee and the Security Trustee is conditional upon any security or payment given or made to the Security Trustee by the Issuer Trustee or any other person in relation to the Secured Moneys not being avoided repaid or reduced by virtue of any provision or enactment relating to bankruptcy insolvency or liquidation for the time being in force and, in the event of any such security or payment being so avoided repaid or reduced the Security Trustee is entitled to recover the value or amount of such security or payment avoided, repaid or reduced from the Issuer Trustee subsequently as if such settlement or discharge had not occurred.

29.8        NO MERGER

            Neither this Deed, nor any of the Security Trustee's or the Receiver's powers will merge or prejudicially affect nor be merged in or prejudicially affected by and the Issuer Trustee's obligations under this Deed will not in any way be abrogated or released by any other security any judgment or order any contract any cause of action or remedy or any other matter or thing existing now or in the future in respect of the Secured Moneys.

29.9        INTEREST ON JUDGMENT

            If a liability under this Deed (other than a liability for negligence, fraud or wilful default of the Issuer Trustee under the Transaction Documents) becomes merged in a judgment or order then the Issuer Trustee as an independent obligation will pay interest to the Security Trustee on the amount of that liability at a rate being the higher of the rate payable pursuant to the judgment or order and the highest rate payable on the Secured Moneys from the date it becomes payable until it is paid.

29.10       NO POSTPONEMENT

            The Security Trustee's rights under this Deed will not be discharged, postponed or in any way prejudiced by any subsequent Security Interest nor by the operation of the rules known as the rule in Hopkinson v. Rolt or the rule in Claytons Case.



                                                                             56.

29.11       SEVERABILITY OF PROVISIONS

            Any provision of this Deed which is illegal, void or unenforceable in any jurisdiction is ineffective in that jurisdiction to the extent only of such illegality, voidness or unenforceability without invalidating the remaining provisions of this Deed or the enforceability of that provision in any other jurisdiction.

29.12       REMEDIES CUMULATIVE

            The rights and remedies conferred by this Deed upon the Security Trustee and the Receiver are cumulative and in addition to all other rights or remedies available to the Security Trustee or the Receiver by Statute or by general law.

29.13       WAIVER

            A failure to exercise or enforce or a delay in exercising or enforcing or the partial exercise or enforcement of any right, remedy, power or privilege under this Deed by the Security Trustee will not in any way preclude or operate as a waiver of any further exercise or enforcement of such right, remedy, power or privilege or the exercise or enforcement of any other right, remedy, power or privilege under this Deed or provided by law.

29.14       CONSENTS AND APPROVALS

            Where any act matter or thing under this Deed depends on the consent or approval of the Security Trustee then unless expressly provided otherwise in this Deed such consent or approval may be given or withheld in the absolute and unfettered discretion of the Security Trustee and may be given subject to such conditions as the Security Trustee thinks fit in its absolute and unfettered discretion.

29.15       WRITTEN WAIVER, CONSENT AND APPROVAL

            Any waiver, consent or approval given by the Security Trustee under this Deed will only be effective and will only be binding on the Security Trustee if it is given in writing or given verbally and subsequently confirmed in writing and executed by the Security Trustee or on its behalf by an Authorised Officer for the time being of the Security Trustee.

29.16       TIME OF ESSENCE

            Time is of the essence in respect of the Issuer Trustee's obligations under this Deed.

29.17       MORATORIUM LEGISLATION

            To the fullest extent permitted by law, the provisions of all Statutes operating directly or indirectly:

            (a) (LESSEN OBLIGATIONS): to lessen or otherwise to vary or affect in favour of the Issuer Trustee any obligation under this Deed; or

            (b) (DELAY EXERCISE OF POWERS): to delay or otherwise prevent or prejudicially affect the exercise of any powers conferred on the Security Trustee or the Receiver under this Deed,

            are expressly waived negatived and excluded.


                                                                             57.

29.18       DEBIT ACCOUNTS

            The Issuer Trustee authorises the Security Trustee at any time after the Charge becomes enforceable pursuant to the provisions of this Deed, to apply without prior notice any credit balance whether or not then due to which the Issuer Trustee is at any time entitled on any account at any office of the Security Trustee in or towards satisfaction of any sum then due and unpaid from the Issuer Trustee to the Security Trustee under this Deed or on any other account whatsoever and the Issuer Trustee further authorises the Security Trustee without prior notice to set-off any amount owing whether present or future actual contingent or prospective and on any account whatsoever by the Security Trustee to the Issuer Trustee against any of the Secured Moneys. The Security Trustee is not obliged to exercise any of its rights under this clause, which are without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which it is at any time otherwise entitled whether by operation of law contract or otherwise.

29.19       SET-OFF

            No Secured Creditor may set-off or apply any sum or debt in any currency (whether or not matured) in any account comprised in the Charged Property towards satisfaction of any amount that would otherwise form part of the Secured Moneys.

29.20       BINDING ON EACH SIGNATORY

            This Deed binds each of the signatories to this Deed notwithstanding that any one or more of the named parties to this Deed does not execute this Deed, that there is any invalidity forgery or irregularity touching any execution of this Deed or that this Deed is or becomes unenforceable void or voidable against any such named party.

29.21       COUNTERPARTS

            This Deed may be executed in a number of counterparts and all such counterparts taken together is deemed to constitute one and the same instrument.




                                                                             58.

EXECUTED as a deed.

SIGNED SEALED AND DELIVERED for and on
behalf of PERPETUAL TRUSTEE COMPANY
LIMITED, ABN 42 001 001 007 by
                         its Attorney
under a Power of Attorney dated                  -------------------------------
and registered Book       No.
and the Attorney declares that the               Signature
Attorney has not received any notice
of the revocation of such Power of
Attorney in the presence of:



---------------------------------------

Signature of Witness




---------------------------------------

Name of Witness in full


SIGNED SEALED AND DELIVERED for and on
behalf of MACQUARIE SECURITISATION LIMITED,
ABN 16 003 297 336 by
                                       its
Attorneys under a Power of Attorney dated        -------------------------------
and registered Book        No.        and the
Attorneys each declare that he or she has not    Signature
received any notice of the revocation of such
Power of Attorney in the presence of:            -------------------------------

                                                 Signature






---------------------------------------

Signature of Witness



---------------------------------------

Name of Witness in full




                                                                             59.

SIGNED SEALED AND DELIVERED for and on
behalf of PERPETUAL TRUSTEES AUSTRALIA
LIMITED, ABN 86 000 431 827 by
                              its Attorney
under a Power of Attorney dated         and      -------------------------------
registered Book        No.        and the
Attorney declares that the Attorney has not      Signature
received any notice of the revocation of such Power of Attorney in the presence of:





---------------------------------------

Signature of Witness



---------------------------------------

Name of Witness in full




SIGNED SEALED AND DELIVERED for THE BANK
OF NEW YORK by its Authorised Signatory in the presence of:




---------------------------------------        ---------------------------------

Signature of Witness                            Authorised Signatory



---------------------------------------        ---------------------------------

Name of Witness in full                        Name of Authorised Signatory






                                                                             60.

THIS IS THE ANNEXURE REFERRED TO IN A SECURITY TRUST DEED BETWEEN PERPETUAL TRUSTEES AUSTRALIA LIMITED, THE BANK OF NEW YORK, NEW YORK BRANCH, MACQUARIE SECURITISATION LIMITED AND PERPETUAL TRUSTEE COMPANY LIMITED

--------------------------------------------------------------------------------
               PROVISIONS FOR MEETINGS OF VOTING SECURED CREDITORS

1.          Definitions and incorporation of terms

            In this Annexure, unless specified otherwise or the context indicates a contrary intention:

            (a) words and expressions which are defined in or by virtue of clause 1 of the abovementioned Security Trust Deed (the "SECURITY TRUST DEED") have the same meanings in this Annexure;

            (b) a "HOLDER" in relation to Secured Moneys will be construed as including a Noteholder in relation to any outstanding Notes; and

            (c) references to clauses are references to clauses in this Annexure.

2.          CONVENING OF MEETINGS

            (a) (MEETING AT ANY TIME): The Security Trustee, the Issuer Trustee or the Manager at any time may convene a meeting of the Voting Secured Creditors.

            (b) (MEETING ON REQUEST): Subject to the Security Trustee being indemnified to its reasonable satisfaction against all costs and expenses occasioned thereby, the Security Trustee will convene a meeting of the Voting Secured Creditors if requested to do so by Voting Secured Creditors who hold between them Voting Entitlements comprising an aggregate number of votes which is no less than 10% of the aggregate number of votes comprising the Voting Entitlements of all Voting Secured Creditors at that time.

            (c)         (TIME AND PLACE APPROVED BY SECURITY TRUSTEE):

                        (i) Every meeting of Voting Secured Creditors will be held at such time and place as the Security Trustee approves (or, failing such approval by the Security Trustee within a reasonable period, as approved by the Manager), provided that, subject to paragraphs (ii) and (iii) and clause 4, any such meeting shall not be held until the Note Trustee has had, in its opinion, sufficient time to either seek directions from the Noteholders or a class of Noteholders or to determine that it need not seek those directions, in each case in accordance with clause 7 of the Note Trust Deed.

                        (ii) Upon receiving notice of a meeting of the Voting Secured Creditors, the Note Trustee (if applicable) will as soon as practicable comply with clause 7 of the Note Trust Deed.

                        (iii) The proviso in sub-paragraph (i) does not apply if:

                                    A.          the Note Trustee, in its
                                                absolute discretion, so decides;
                                                or

                                    B.          there are then no Notes
                                                outstanding.

            (d) (MEETINGS IN MORE THAN ONE PLACE): A meeting of Voting Secured Creditors may, if the Security Trustee so determines, be held at two or more meeting venues linked



                                                                             61.

                        together by audio-visual communication equipment which, by itself or in conjunction with other arrangements:

                        (i) gives the Voting Secured Creditors in the separate venues a reasonable opportunity to participate in the proceedings;

                        (ii) enables the chairman to be aware of proceedings in each such venue; and

                        (iii) enables the Voting Secured Creditors in each such venue to vote on a show of hands and on a poll.

                        A Voting Secured Creditor at one of the separate meeting venues is taken to be present at the meeting of the Voting Secured Creditors and is entitled to exercise all rights which a Voting Secured Creditor has under the Security Trust Deed and this Annexure in relation to a meeting of Voting Secured Creditors. Where a meeting of Voting Secured Creditors is held at two or more meeting venues pursuant to this clause 2(d), that meeting will be regarded as having been held at the venue determined by the chairman of the meeting.

            (e)         (MEETINGS ONLY IN ACCORDANCE WITH THE SECURITY TRUST
                        DEED): A meeting of Voting Secured Creditors may only be convened in accordance with the Security Trust Deed and this Annexure.

3.          NOTICE OF MEETINGS

            (a) (NOTICE): Subject to clauses 2(c)(i) and 4, at least 14 days' notice (inclusive of the day on which the notice is given and of the day on which the meeting is held) of a meeting of the Voting Secured Creditors must be given to the Voting Secured Creditors.

            (b) (ACCIDENTAL OMISSION DOES NOT INVALIDATE): The accidental omission to give notice to or the non-receipt of notice by any Voting Secured Creditor does not invalidate the proceedings at any meeting.

            (c) (COPIES OF NOTICES): A copy of a notice convening a meeting must be given by the Security Trustee to the Manager and the Issuer Trustee.

            (d) (MANNER OF NOTICE): Notice of a meeting must be given in the manner provided in the Security Trust Deed.

            (e) (DETAILS TO BE INCLUDED IN NOTICE): A notice of a meeting of the Voting Secured Creditors must specify:

                        (i)         the day, time and place of the proposed
                                    meeting;

                        (ii)        the reason for the meeting being convened;

                        (iii) the agenda of the business to be transacted at the meeting;

                        (iv)        the terms of any proposed resolution;

                        (v) that appointments of proxies must be lodged no later than 24 hours prior to the time fixed for the meeting; and

                        (vi) such additional information as the person giving the notice thinks fit.



                                                                             62.

4.          SHORTER NOTICE OF MEETING

            A meeting of the Voting Secured Creditors may be held on shorter notice than provided by clause 3 if so agreed by a resolution of Voting Secured Creditors at the meeting who:

            (a) (MAJORITY IN NUMBER): are a majority in number of Voting Secured Creditors (present in person or by proxy) having the right to attend and vote at the meeting; and

            (b) (95% VOTING ENTITLEMENTS): hold or represent between them Voting Entitlements comprising in aggregate a number of votes which is not less than 95% of the aggregate number of votes comprised in all Voting Entitlements at the time.

5.          CHAIRMAN

            At a meeting of Voting Secured Creditors, some person (whether or not a Secured Creditor or a representative of the Security Trustee) nominated in writing by the Security Trustee must preside as chairman. If no such nomination is made or no such nominated person is present within 15 minutes after the time appointed for the holding of the meeting, the Voting Secured Creditors present must choose one of their number to be chairman.

6.          QUORUM

            At any such meeting, any 2 or more persons present in person holding, or being Representatives holding or representing between them, in the aggregate 67% or more of the aggregate number of votes comprised in all Voting Entitlements at that time will form a quorum for the transaction of business and no business (other than the choosing of a chairman) is to be transacted at any meeting unless the requisite quorum is present at the commencement of business.

7.          ADJOURNMENT

            (a) (ADJOURNMENT): If within 15 minutes from the time appointed for any such meeting a quorum is not present, the meeting must, if convened upon the requisition of Voting Secured Creditors, be dissolved. In any other case it must stand adjourned (unless the Security Trustee agrees that it be dissolved) for such period, not being less than 7 days nor more than 42 days, as may be appointed by the chairman. At such adjourned meeting, two or more persons present in person holding, or being Representatives holding or representing between them, Voting Entitlements comprising in aggregate a number of votes which is not less than 50% of the aggregate number of votes comprised in all Voting Entitlements at the time must (except for the purpose of passing an Extraordinary Resolution) form a quorum and will have the power to pass any resolution and to decide upon all matters which could properly have been dealt with at the meetings from which the adjournment took place had a quorum been present at such meeting. The quorum at any such adjourned meeting for passing an Extraordinary Resolution will be as specified in clause 6.

            (b) (PLACE AND TIME OF ADJOURNED MEETING): The chairman may with the consent of (and must if directed by) any meeting adjourn the same from time to time and from place to place but no business may be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place.

            (c) (NOTICE OF ADJOURNED MEETING): At least 5 days' notice of any meeting adjourned through want of a quorum is to be given in the same manner as of an original meeting and such notice must state the quorum required at such adjourned meeting.



                                                                             63.

                        It will not, however, otherwise be necessary to give any notice of an adjourned meeting.

8.          VOTING PROCEDURE

            (a) (CASTING VOTES): Every question submitted to a meeting must be decided in the first instance by a show of hands and in case of equality of votes the chairman must, both on a show of hands and on a poll, have a casting vote in addition to the vote or votes (if any) to which he or she may be entitled as a Voting Secured Creditor or as a Representative.

            (b) (EVIDENCE OF VOTES): At any meeting, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the chairman, the Issuer Trustee, the Manager, the Note Trustee or the Security Trustee or by one or more persons holding, or being Representatives holding or representing between them, in aggregate a number of votes which is not less than 2% of the aggregate number of votes comprised in all Voting Entitlements at the time, a declaration by the chairman that a resolution has been carried by a particular majority or lost or not carried by any particular majority will be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

            (c) (POLLS): If at any meeting a poll is so demanded, it must be taken in such manner and (subject to the provisions of this Annexure) either at once or after such an adjournment as the chairman directs and the result of such poll will be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll must not prevent the continuance of the meeting for the transaction of any business other than the question on which the poll has been demanded. Any poll demanded at any meeting on the election of a chairman or on any question of adjournment must be taken at the meeting without adjournment.

            (d)         (VOTING BY VOTING SECURED CREDITORS):

                        (i) On a show of hands every Voting Secured Creditor who is present in person or by proxy and has the right to vote at the relevant meeting on that resolution has one vote except that the Note Trustee has one vote for each then Noteholder on whose behalf the Note Trustee attends the meeting.

                        (ii) On a poll every Voting Secured Creditor who is present in person or by proxy and has the right to vote has the number of votes comprised in their Voting Entitlement.

            (e) (PERSON MAY CAST VOTES DIFFERENTLY): Any person entitled to more than one vote need not use or cast all of the votes to which he or she is entitled in the same way.

            (f) (VOTING BY CORPORATION): A corporation being a Voting Secured Creditor may vote by any officer or representative duly authorised in writing who is entitled to speak, demand a poll, vote, act as a proxy and in all other respects exercise the rights of a Voting Secured Creditor and must be reckoned as a Voting Secured Creditor for all purposes.

            (g) (VOTING BY PERSON OF UNSOUND MIND): A Voting Secured Creditor of unsound mind or in respect of whom an order has been made by any court having jurisdiction in respect of mental health may vote whether on a show of hands or on



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                        a poll by his committee curator bonis or other person in
                        the nature of a committee curator bonis appointed by such court.

            (h) (OBJECTION TO VOTER'S QUALIFICATION): No objection is to be raised as to the qualification of any voter except at the meeting or adjourned meeting at which the vote objected to is given or tendered and every vote not disallowed at such meeting will be valid for all purposes. Any such objection made in due time will be referred to the chairman of the meeting and his decision will be final and conclusive.

9.          RIGHT TO ATTEND AND SPEAK

            The Issuer Trustee, the Manager and the Security Trustee (through their respective representatives) and their respective financial and legal advisers will be entitled to attend and speak at any meeting of Voting Secured Creditors. No person will otherwise be entitled to attend or vote at any meeting of the Voting Secured Creditors or to join with others in requesting the convening of such a meeting unless he or she is a Voting Secured Creditor or is a Representative.

10.         APPOINTMENT OF PROXIES

            (a) (PROXY): Each appointment of a proxy must be in writing and, together (if required by the Security Trustee) with proof satisfactory to the Security Trustee of its due execution, must be deposited at the registered office of the Security Trustee or at such other place designated by the Security Trustee not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the named proxy proposes to vote and in default, the appointment of proxy will not be treated as valid unless the chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A notarially certified copy of proof (if applicable) of due execution must if required by the Security Trustee be produced by the proxy at the meeting or adjourned meeting. The Security Trustee will be under no obligation to investigate or be concerned with the validity of, or the authority of, the proxy named in any such appointment. The proxy named in any appointment of proxy need not be a Voting Secured Creditor.

            (b) (PROXY VALID): Any vote given in accordance with the terms of an appointment of proxy conforming with clause 10(a) will be valid notwithstanding the previous revocation or amendment of the appointment of proxy or of any of the Voting Secured Creditor's instructions pursuant to which it was executed, provided that no intimation in writing of such revocation or amendment has been received by the Security Trustee at its registered office or by the chairman of the meeting in each case not less than 24 hours before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used.

11.         CORPORATE REPRESENTATIVES

            A person authorised under sections 250D of the Corporations Law by a Voting Secured Creditor being a body corporate to act for it at any meeting will, in accordance with his or her authority until his or her authority is revoked by the body corporate concerned, be entitled to exercise the same powers on behalf of that body corporate as that body corporate could exercise if it were an individual Voting Secured Creditor and will be entitled to produce evidence of his or her authority to act at any time before the time appointed for the holding of or at the meeting or adjourned meeting or for the taking of a poll at which he or she proposes to vote.

12.         RIGHTS OF REPRESENTATIVES

            A Representative has the right to demand or join in demanding a poll and (except and to the



                                                                             65.
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            extent to which the Representative is specially directed to vote for or against any proposal) has power generally to act at a meeting for the Voting Secured Creditor concerned. The Security Trustee and any officer of the Security Trustee may be appointed a Representative.

13.         POWERS OF A MEETING OF VOTING SECURED CREDITORS

            (a) (POWERS): subject to clauses 13(b) and 14 and, to the extent applicable, the mandatory provisions of the United States Trust Indenture Act of 1939, a meeting of Voting Secured Creditors has, without prejudice to any rights or powers conferred on other persons by the Security Trust Deed, power exercisable by Extraordinary
                        Resolution:

                        (i) to direct the Security Trustee in the action that should be taken by it following the occurrence of an Event of Default;

                        (ii) to sanction any action that the Security Trustee or a Receiver proposes to take to enforce the provisions of the Security Trust Deed;

                        (iii) to sanction any proposal by the Manager, the Issuer Trustee or the Security Trustee for any modification, abrogation, variation or compromise of, or arrangement in respect of, the rights of the Secured Creditors against the Issuer Trustee or the Manager whether such rights arise under the Security Trust Deed, the other Transaction Documents or otherwise;

                        (iv) to postpone the day when the Secured Moneys become payable and to suspend or postpone for a time the payment of the Secured Moneys;

                        (v) to sanction the exchange or substitution of the Secured Moneys for, or the conversion of the Secured Moneys into, notes or other obligations or securities of the Issuer Trustee or any other body corporate formed or to be formed;

                        (vi) to assent to any modification of the provisions contained in the Security Trust Deed or the Notes which will be proposed by the Issuer Trustee, the Manager or the Security Trustee;

                        (vii) to give any authority, direction, guidance or sanction sought by the Security Trustee from the Voting Secured Creditors;

                        (viii) to appoint any persons (whether Voting Secured Creditors or not) as a committee or committees to represent the interests of the Secured Creditors and to confer upon such committee or committees any powers or discretions which the Voting Secured Creditors could themselves exercise by Extraordinary Resolution;

                        (ix) to approve a person proposed to be appointed as a Substitute Security Trustee under the Security Trust Deed and power to remove any Security Trustee for the time being thereof;

                        (x) to discharge or exonerate the Security Trustee from any liability in respect of any act or omission for which it may become responsible under the Security Trust Deed;

                        (xi) to do any other thing which under the Security Trust Deed is required to be given by an Extraordinary Resolution of the Voting Secured Creditors; and



                                                                             66.

                        (xii) to authorise the Security Trustee or any other person to concur in and execute and do all such documents, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution.

            (b) (LIMITATIONS): A meeting of Voting Secured Creditors does not have power to, nor will any resolution submitted to the meeting propose or have the effect of:

                        (i) removing the Security Trustee or the Manager from office;

                        (ii)        interfering with the management of the PUMA
                                    Trust;

                        (iii)       winding up or terminating the PUMA Trust; or

                        (iv) disposing of, or otherwise dealing with, the assets of the PUMA Trust.

            (c)         (CLASS B NOTEHOLDERS AND A$ SUBORDINATED NOTEHOLDERS):
                        No Extraordinary Resolution of a separate meeting of the Class B Noteholders and/or A$ Subordinated Noteholders (other than one referred to in clause 14(b)) shall be effective for any purpose unless:

                        (i)         there are then no Senior Notes outstanding;

                        (ii) it has been sanctioned by an Extraordinary Resolution of the Voting Secured Creditors representing or being the Senior Noteholders; or

                        (iii) the Security Trustee is of the opinion that its becoming effective will not be materially prejudicial to the interests of the Senior Noteholders or any class of Senior Noteholders.

            (d) (ASSUMPTIONS): The Security Trustee is entitled to assume that an A$ Subordinated Basic Term Modification referred to in clause 14(a) of this Annexure will not be materially prejudicial to the interests of the A$ Subordinated Noteholders and an Extraordinary Resolution of the Class B Noteholders and/or A$ Subordinated Noteholders in clause 13(c) will not be materially prejudicial to the interests of the Senior Noteholders, if each of the Current Rating Authorities confirm in writing that the A$ Subordinated Basic Term Modification or Extraordinary Resolution (respectively) upon coming into effect will not lead to a reduction, qualification or withdrawal of the then rating by that Current Rating Authority of the A$ Subordinated Notes or any of the Senior Notes (respectively).

14.         EXTRAORDINARY RESOLUTION BINDING ON SECURED CREDITORS

            Subject to clause 13(b), an Extraordinary Resolution of the Voting Secured Creditors is binding upon all Secured Creditors and each of the Secured Creditors, the Issuer Trustee, the Manager and the Security Trustee is bound to give effect to the Extraordinary Resolution, provided that:

            (a) (A$ SUBORDINATED BASIC TERM MODIFICATION): an Extraordinary Resolution of the Voting Secured Creditors to sanction a A$ Subordinated Basic Term Modification will not be effective for any purpose unless its becoming effective has been sanctioned by an Extraordinary Resolution of the A$ Subordinated Noteholders or the Security Trustee is of the opinion that its becoming effective will not be materially prejudicial to the interests of the A$ Subordinated Noteholders;

            (b)         (EXTRAORDINARY RESOLUTION AFFECTING NOTEHOLDERS):
                        subject to clause 14(c) in the case of an Extraordinary Resolution purporting to effect a Payment Modification (as defined in the Note Trust Deed), an Extraordinary Resolution



                                                                             67.
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                        which by its terms, in the opinion of the Note Trustee
                        in accordance with, and subject to, the Note Trust Deed, affects the US$ Noteholders or a class of US$ Noteholders only, or in a manner different to the rights of Secured Creditors generally, or alters the terms of the corresponding class of US$ Notes, or is materially prejudicial to the interests of those US$ Noteholders will not be effective unless a Special Majority (as defined in the Note Trust Deed) of those US$ Noteholders has consented, in accordance with the Note Trust Deed, to such Extraordinary Resolution of the Voting Secured Creditors or, if those US$ Noteholders have become entitled to attend a meeting of Voting Secured Creditors, those US$ Noteholders at a separate meeting pass an Extraordinary Resolution consenting to such Extraordinary Resolution of the Voting Secured Creditors;

            (c) (PAYMENT MODIFICATION IN RELATION TO NOTES): an Extraordinary Resolution which by its terms effects or purports to effect a Payment Modification (as that expression is defined in the Note Trust Deed) in respect of a class of US$ Notes will not be effective as against a US$ Noteholder of that class unless consented to by that US$ Noteholder;

            (d) (EXTRAORDINARY RESOLUTION AFFECTING A$ REDRAW NOTEHOLDERS): such an Extraordinary Resolution, which by its terms, in the opinion of the Security Trustee, affects the A$ Redraw Noteholders only, or in a manner different to the rights of the Secured Creditors generally, or alters the terms of the A$ Redraw Notes, or is materially prejudicial to the interests of the A$ Redraw Noteholders will not be effective unless the A$ Redraw Noteholders at a separate meeting pass an Extraordinary Resolution consenting to such Extraordinary Resolution of the Voting Secured Creditors.

            (e) (EXTRAORDINARY RESOLUTION AFFECTING OTHER SECURED CREDITORS): such an Extraordinary Resolution which by its terms, in the opinion of the Security Trustee, affects the Redraw Facility Provider, or any other Stand-by Arrangement Provider, a Currency Swap Provider and an Interest Rate Swap Provider (each in its capacity as a Secured Creditor) (a "RELEVANT SECURED CREDITOR") only, or in a manner different to the rights of Secured Creditors generally, or is materially prejudicial to the interests of a Relevant Secured Creditor will not be effective unless the Relevant Secured Creditor consents in writing to the Extraordinary Resolution.

15.         MINUTES AND RECORDS

            Minutes of all resolutions and proceedings at every meeting must be made and duly entered in the books to be provided for that purpose by the Security Trustee. Any such minutes if purporting to be signed by the chairman of the meeting at which such resolutions were passed or proceedings transacted or by the chairman of the next succeeding meeting (if any) of Voting Secured Creditors, are conclusive evidence of the matters stated in them. Until the contrary is provided, every such meeting in respect of the proceedings of which minutes have been made and signed are deemed to have been duly convened and held and all resolutions passed and proceedings conducted at such meetings are deemed to have been duly passed and conducted.

16.         WRITTEN RESOLUTIONS

            Notwithstanding the preceding provisions of this Annexure, a resolution of all the Voting Secured Creditors or a class of Voting Secured Creditors (including an Extraordinary Resolution of the Voting Secured Creditors or a class of Voting Secured Creditors) may be passed, without any meeting or previous notice being required, by an instrument or notes in writing which have:

            (a) in the case of a resolution (including an Extraordinary Resolution) of all the Voting



                                                                             68.

                        Secured Creditors, been signed by all the Voting Secured Creditors and, in the case of a resolution (including an Extraordinary Resolution) of a class of Voting Secured Creditors, been signed by all the Voting Secured Creditors in the class; and

            (b) any such instrument shall be effective upon presentation to the Security Trustee for entry in the records referred to in clause 15.

17.         INVALID RESOLUTIONS

            Any resolution of the Voting Secured Creditors which purports to direct the Security Trustee or a Receiver to take any action which would hinder the performance of any party under the Trust Deed or a Transaction Document (except to the extent that enforcement action is taken against the Issuer Trustee or in respect of the Charged Property) is invalid.

18.         FURTHER PROCEDURES FOR MEETINGS

            Subject to all other provisions of the Security Trust Deed, the Security Trustee may without the consent of the Voting Secured Creditors prescribe such further regulations regarding the holding of meetings of the Voting Secured Creditors and attendance and voting at such meetings as the Security Trustee may in its sole discretion determine including particularly (but without prejudice to the generality of the foregoing) such regulations and requirements as the Security Trustee thinks reasonable:

            (a) (REGARDING ENTITLEMENT TO VOTE): so as to satisfy itself that persons who purport to attend or vote at any meeting of Voting Secured Creditors are entitled to do so in accordance with this Annexure and the other provisions of the Security Trust Deed; and

            (b) (REGARDING REPRESENTATIVES): as to the form of appointment of a Representative.

19.         CLASS OF SECURED CREDITORS

            The provisions of this Annexure apply, mutatis mutandis, to a meeting of any class of Voting Secured Creditors or of any class of Secured Creditors under this Annexure or the Security Trust Deed. If the Noteholders become entitled to attend a meeting of Voting Secured Creditors or Secured Creditors or to have their own separate meeting, the evidence of the entitlement of such Noteholders to attend such meeting and to vote thereat, and any other relevant matters, will be determined in accordance with the Note Trust Deed and the Agency Agreement, with such amendments as determined by the Security Trustee.




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